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                                   INVITROGEN

                       401(k) SAVINGS AND INVESTMENT PLAN

   (As Amended and Restated Effective as of January 1, 2002, unless specified otherwise)

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                                TABLE OF CONTENTS

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                                                                                                               PAGE
INTRODUCTION......................................................................................................1

ARTICLE 1 DEFINITIONS.............................................................................................2

   1.1.    Account or Accounts....................................................................................2
   1.2.    Administrative Committee or Committee..................................................................2
   1.3.    Affiliate..............................................................................................2
   1.4.    Beneficiary............................................................................................2
   1.5.    Board..................................................................................................2
   1.6.    Break in Service.......................................................................................2
   1.7.    Code...................................................................................................2
   1.8.    Company................................................................................................3
   1.9.    Company Stock Account..................................................................................3
   1.10.   Compensation...........................................................................................3
   1.11.   Disabled Participant...................................................................................3
   1.12.   Effective Date.........................................................................................3
   1.13.   Elective Contributions.................................................................................4
   1.14.   Employee...............................................................................................4
   1.15.   Employer...............................................................................................4
   1.16.   Employer Matching Contributions........................................................................4
   1.17.   Employer Profit Sharing Contributions..................................................................4
   1.18.   ERISA..................................................................................................4
   1.19.   ESOP Account...........................................................................................4
   1.20.   Highly Compensated Employee............................................................................4
   1.21.   Hour of Service........................................................................................5
   1.22.   Investment Fund........................................................................................5
   1.23.   Invitrogen Plan Stock Account..........................................................................6
   1.24.   Non-Highly Compensated Employee........................................................................6
   1.25.   Normal Retirement Date.................................................................................6
   1.26.   Participant............................................................................................6
   1.27.   Part-Time Employee.....................................................................................6
   1.28.   PAYSOP.................................................................................................6
   1.29.   PAYSOP Account.........................................................................................6
   1.30.   Plan...................................................................................................6
   1.31.   Plan Year..............................................................................................6
   1.32.   Pre-1985 Contributions Account.........................................................................6
   1.33.   Post Doctoral Fellow...................................................................................6
   1.34.   Supplemental Matching Contribution.....................................................................6
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
   1.35.   Telephone Response System..............................................................................6
   1.36.   Temporary Employee.....................................................................................7
   1.37.   Trust or Trust Fund....................................................................................7
   1.38.   Trustee................................................................................................7
   1.39.   Valuation Date.........................................................................................7
   1.40.   Year of Vesting Service................................................................................7

ARTICLE 2 PARTICIPATION...........................................................................................7

   2.1.    General Participation Requirement......................................................................7
   2.2.    Re-employment Rules....................................................................................7

ARTICLE 3 CONTRIBUTIONS...........................................................................................7

   3.1.    Participants' Elective Contributions...................................................................7
   3.2.    Discretionary Qualified Nonelective Employer Contributions.............................................8
   3.3.    Employer Matching Contributions........................................................................8
   3.4.    Supplemental Matching Contribution.....................................................................8
   3.5.    Discretionary Employer Profit Sharing Contributions....................................................8
   3.6.    Forfeitures............................................................................................9
   3.7.    Voluntary After-Tax Contributions......................................................................9
   3.8.    Transfers from Other Plans.............................................................................9
   3.9.    Rollover Contributions.................................................................................9
   3.10.   Distribution of Excess Deferrals......................................................................10
   3.11.   Return of Contributions...............................................................................10
   3.12.   Uniformed Service Reemployment Rights.................................................................10
   3.13.   Limitations...........................................................................................10

ARTICLE 4 LIMITATIONS ON CONTRIBUTIONS...........................................................................11

   4.1.    Statutory Nondiscrimination Requirements..............................................................11
   4.2.    Modification of Contribution Elections................................................................12
   4.3.    Excess Elective Contributions.........................................................................13
   4.4.    Excess Employer Matching Contributions................................................................13
   4.5.    Other Limitations on Contributions and Benefits.......................................................13

ARTICLE 5 ACCOUNTS AND INVESTMENT FUNDS..........................................................................14

   5.1.    Maintenance of Accounts...............................................................................14
   5.2.    Adjustment of Accounts................................................................................14
   5.3.    Establishment of Investment Funds.....................................................................14
   5.4.    Investment Directions.................................................................................15
   5.5.    Company Stock Accounts................................................................................15

ARTICLE 6 ELIGIBILITY FOR AND DISTRIBUTION OF BENEFITS...........................................................15
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   6.1.    Normal Retirement or Total Disability.................................................................15
   6.2.    Other Termination of Employment.......................................................................15
   6.3.    Forfeitures...........................................................................................16
   6.4.    Method and Timing of Payment..........................................................................16
   6.5.    Required Commencement of Benefits.....................................................................16
   6.6.    Cashout of Small Benefits.............................................................................16
   6.7.    Death.................................................................................................17
   6.8.    Rollover Rights.......................................................................................17
   6.9.    Distributions Upon Corporate Transactions.............................................................18

ARTICLE 7 WITHDRAWALS............................................................................................19

   7.1.    In-Service Withdrawals................................................................................19
   7.2.    Hardship Withdrawals..................................................................................19
   7.3.    Withdrawal Requests...................................................................................20

ARTICLE 8 LOANS TO PARTICIPANTS..................................................................................20

   8.1.    Application for Loans.................................................................................20
   8.2.    Limitations on Loans..................................................................................21
   8.3.    Interest on Loans.....................................................................................21
   8.4.    Repayment of Loans....................................................................................21
   8.5.    Security for Loans....................................................................................22

ARTICLE 9 TOP HEAVY PROVISIONS...................................................................................23

   9.1.    Effect of Top Heavy Status............................................................................23
   9.2.    Definitions and Special Rules.........................................................................23

ARTICLE 10 ADMINISTRATION OF PLAN................................................................................24

   10.1.   Organization of Administrative Committee and Procedural Matters.......................................24
   10.2.   Powers of Administrative Committee....................................................................24
   10.3.   Operation of Administrative Committee.................................................................24
   10.4.   Resignation or Removal................................................................................25
   10.5.   Records and Reports...................................................................................25
   10.6.   Expenses..............................................................................................25
   10.7.   Indemnification.......................................................................................25
   10.8.   Claim for Benefits....................................................................................25
   10.9.   Review of Denied Claims...............................................................................26
   10.10.  Lost Participants.....................................................................................26

ARTICLE 11 TRUST FUND............................................................................................26
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   11.1.   General...............................................................................................26
   11.2.   No Diversion..........................................................................................26
   11.3.   Benefits Provided Solely by Trust Fund................................................................26
   11.4.   Employer Securities...................................................................................26
   11.5.   Appointment of Investment Manager.....................................................................27

ARTICLE 12 AMENDMENTS AND TERMINATION............................................................................27

   12.1.   Invitrogen May Amend Plan.............................................................................27
   12.2.   Withdrawal of Participating Employer..................................................................28
   12.3.   Termination...........................................................................................28
   12.4.   Distributions Upon Termination........................................................................28
   12.5.   Statutory Merger/Consolidation Rule...................................................................28

ARTICLE 13 ADOPTION OF PLAN BY AFFILIATE.........................................................................28

   13.1.   Adoption Procedure....................................................................................28
   13.2.   Effect of Adoption by Affiliate.......................................................................29

ARTICLE 14 MISCELLANEOUS.........................................................................................29

   14.1.   No Rights Conferred...................................................................................29
   14.2.   Benefits Limited to Trust Fund........................................................................29
   14.3.   Spendthrift Provision.................................................................................29
   14.4.   Payment to Minors or Incompetents.....................................................................30
   14.5.   Headings..............................................................................................30
   14.6.   Severability..........................................................................................30
   14.7.   Use of Electronic Media...............................................................................30
   14.8.   Conversion............................................................................................30
   14.9.   Construction..........................................................................................30

APPENDIX A Amendment to Invitrogen 401(k) Savings Plan...........................................................32

APPENDIX B Amendment to Dexter 401(k) Savings Plan...............................................................36

APPENDIX C Amendment to the  Employees' Savings and Profit Sharing  Retirement  Income Trust of Dexter
           Corporation  and Dexter Corporation Nonwoven Materials-Plan Portion...................................42

APPENDIX D EGTRRA Plan Amendments................................................................................48
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                  INVITROGEN 401(k) SAVINGS AND INVESTMENT PLAN

                                  INTRODUCTION

     The Life Technologies, Inc. Employee Stock Ownership Plan was amended and restated, effective January 1, 1985, to add a cash or deferred arrangement qualified under Code Section 401(k), and its name was changed to the Life Technologies, Inc. Extra Savings Plan. The Life Technologies, Inc. Tax Credit Employee Stock Ownership Plan (the "PAYSOP") was merged with and into the Life Technologies, Inc. Extra Savings Plan as of December 31, 1993. The Life Technologies, Inc. Extra Savings Plan, including the provisions relating to the PAYSOP, was amended and restated in its entirety, effective as of January 1, 1989. The Life Technologies, Inc. Extra Savings Plan was again amended and restated, effective as of the Merger Date (as hereinafter defined), (i) to embody operational changes adopted to comply with requirements imposed under recent legislation, (ii) to incorporate amendments adopted since January 1, 1989, (iii) to reflect the merger of Life Technologies, Inc. into Invitrogen Corporation ("Invitrogen") on or about September 14, 2000 (the "Merger Date"), pursuant to which Life Technologies, Inc. became a separate operating division of Invitrogen, and (iv) to remove all restrictions on reallocating amounts contributed as Company Stock into other Investment Funds, thereby terminating the PAYSOP and ESOP features of the Life Technologies, Inc. Extra Savings Plan.

     The Life Technologies, Inc. Extra Savings Plan is again amended and restated, effective as of January 1, 2002, unless specified otherwise (i) to reflect the merger of the Invitrogen Corporation 401(k) Salary Savings Plan (the "Invitrogen 401(k) Plan"), Dexter 401(k) Savings Plan (the "Dexter 401(k) Plan"), The Employees' Savings and Profit Sharing Retirement Income Trust of Dexter Corporation and Dexter Corporation, Nonwoven Materials (the "Dexter ESPRIT Plan") with and into the Life Technologies, Inc. Extra Savings Plan as of January 1, 2002, (ii) to reflect the transfer of assets and liabilities from the Novex 401(k) Employee Stock Ownership Plan and Trust Agreement (the "Novex 401(k) ESOP") to the Life Technologies, Inc. Extra Savings Plan as of January 1, 2002, (iii) to reflect the transfer of assets and liabilities from the Research Genetics, Inc. 401(k) Plan (the "Research Genetics 401(k) Plan") to the Life Technologies, Inc. Extra Savings Plan as of January 1, 2002, (iv) to embody operational changes to the Invitrogen 401(k) Plan, Dexter 401(k) Plan and Dexter ESPRIT Plan that were adopted to comply with requirements imposed under recent legislation that is collectively referred to as GUST, (v) to reflect the requirements imposed by the Community Renewal Tax Relief Act of 2000 ("CRA")
(vi) to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), in accordance with sample plan amendments set forth in Internal Revenue Service Notice 2001-57, the EGTRRA amendments are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder, (vii) to reflect certain design changes effective as of January 1, 2002, and (viii) to reflect the change in name to the Invitrogen 401(k) Savings and Investment Plan (the "Plan").

                                       1
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     Participants in the Plan who retired or terminated their employment prior to the Effective Date shall look solely to the prior version of the Plan for their benefits, if any, payable in accordance with the applicable provisions of such prior versions, except as such provisions may be modified by provisions of this Plan document with a different effective date. Participants in the Invitrogen 401(k) Plan, Dexter 401(k) Plan, Dexter ESPRIT Plan, Novex 401(k) ESOP, and Research Genetics 401(k) Plan who retired or terminated their employment prior to the Effective Date, shall look solely to the prior applicable plan document for their benefits, if any, payable in accordance with the applicable provisions of such prior plan documents, except as such provisions may be modified by provisions of this Plan document with a different effective date.

                                    ARTICLE 1

                                   DEFINITIONS

Wherever used herein, the masculine includes the feminine, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by the context.

     1.1. ACCOUNT OR ACCOUNTS means any one or more of the bookkeeping accounts established and maintained hereunder, representing a Participant's interest in the Trust Fund. Effective January 1, 2002, the Plan shall have the following types of contribution accounts: Pre-Tax, After-Tax, Match, Profit Sharing, PAYSOP, ESOP, Catch-Up, and Rollover.

     1.2. ADMINISTRATIVE COMMITTEE OR COMMITTEE means the committee appointed hereunder to administer the Plan.

     1.3. AFFILIATE means any entity (whether or not incorporated) the employees of which, by reason of its relationship with Invitrogen, are required to be aggregated with employees of Invitrogen under Section 414(b), 414(c), 414(m) or 414(o) of the Code, but only to the extent of the applicable requirement.

     1.4. BENEFICIARY means any person entitled to receive benefits under the Plan by reason of the death of a Participant, former Participant or Beneficiary.

     1.5. BOARD means the Board of Directors of Invitrogen.

     1.6. BREAK IN SERVICE means a Plan Year during which an individual does not complete more than 500 Hours of Service. Solely for the purpose of determining whether a Break in Service occurs, an individual who is absent from work because of the individual's pregnancy, the birth of the individual's child, the adoption of a child by the individual, or the care of the individual's newborn or newly adopted child, will be credited with the Hours of Service which would otherwise have been credited in the Plan Year in which the absence from work begins if such crediting is necessary to prevent a Break in Service in that Plan Year or, if not, in the following Plan Year.

     1.7. CODE means the Internal Revenue Code of 1986, as amended.

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     1.8. COMPANY means Life Technologies, a separate operating division of
Invitrogen. Effective January 1, 2002, the term "Company" means the Invitrogen Corporation.

     1.9. COMPANY STOCK ACCOUNT means the Account which reflects a Participant's interest in (i) the Pre-1985 Contributions Account; (ii) the PAYSOP Account;
(iii) the ESOP Account; and (iv) the Invitrogen Plan Stock Account. For the purposes hereof, the term Company Stock shall mean the common stock of Invitrogen held in a Company Stock Account. Each Participant (or Beneficiary) shall be entitled to direct the Plan as to the manner in which shares of Company Stock allocated to such Participant's (or Beneficiary's) Company Stock Account shall be voted. Shares for which Participant directions are not received shall be voted in accordance with the terms of the Trust.

     1.10. COMPENSATION with respect to any Participant means, effective January 1, 1997, total compensation reportable by an Employer for the calendar year on the Participant's Wage and Tax Statement (Form W-2) as remuneration for the personal service of the Participant to an Employer. Notwithstanding the preceding sentence, however, Compensation shall not include any of the following items (even if includable in gross income): bonuses, reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, the value of a non-qualified stock option, and welfare benefits, except that amounts not currently includable in income by reason of the application of Code Sections 125 or 402(e)(3) shall be included. Notwithstanding the preceding, however, Compensation for purposes of nondiscrimination testing under Section 4.1 shall be compensation required to be reported under Code Sections 6041 and 6051, currently shown as Wages, tips, other compensation in Box 1 of form W-2.

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Participant taken into account under the Plan shall not exceed $170,000, as adjusted pursuant to Code Section 401(a)(17)(B) (the annual compensation limit). The adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

          If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period.

     1.11. DISABLED PARTICIPANT means a Participant who is eligible to receive total and permanent disability benefits under the Social Security Act, unless specified otherwise in an Appendix attached hereto. A Participant who becomes a Disabled Participant while an Employee shall continue to be credited with Hours of Service for purposes of determining Years of Vesting Service until the earliest to occur of his Normal Retirement Age (or, if later, the fifth anniversary of the onset of the disability), his recovery from the disability, his date of death, or the date he elects to receive a complete distribution of his accounts. The Administrative

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Committee may require a Disabled Participant to submit evidence of his continued
disability at any time.

     1.12. EFFECTIVE DATE means January 1, 2002, unless specified otherwise.

     1.13. ELECTIVE CONTRIBUTIONS means 401(k) contributions for a Participant pursuant to the Participant's salary reduction election.

     1.14. EMPLOYEE means an individual who performs services for an Employer in an employer-employee relationship, other than (i) an individual who is a nonresident alien and who receives no income from sources within the United States; (ii) an individual who is performing services as an independent contractor or consultant, regardless of whether such individual is later determined to be an "employee" by court of law or regulatory agency will not be Employees for purposes of the Plan, and (iii) members of a collective bargaining unit and who are covered by a collective bargaining agreement, which agreement does not specifically provide for coverage of such employee. Individuals who are leased employees within the meaning of Section 414(n)(2) of the Code and who are not in an employer-employee relationship with an Employer will not be deemed Employees for purposes of the Plan Effective January 1, 2002, individuals who are leased employees within the meaning of Section 414(n)(2) of the Code will be considered Employees of the Employer.

     1.15. EMPLOYER means the Company and any Affiliate which adopts the Plan with the consent of the Board.

     1.16. EMPLOYER MATCHING CONTRIBUTIONS means matching contributions made by an Employer with respect to Participants' Elective Contributions in accordance with Section 3.3 of the Plan.

     1.17. EMPLOYER PROFIT SHARING CONTRIBUTIONS means contributions (other than qualified nonelective contributions and Employer Matching Contributions) made by an Employer in accordance with Section 3.5 of the Plan.

     1.18. ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     1.19. ESOP ACCOUNT means a Participant's Account established and maintained to hold the Company Stock received as a result of the transfer of the assets and liabilities of the Novex 401(k) ESOP to the Plan.

     1.20. HIGHLY COMPENSATED EMPLOYEE means, effective January 1, 1997, any Employee who during the PRECEDING Plan Year:

          (1) was at any time a 5% owner (as defined in Section 416(i)(1) of the Code) of an Employer or any Affiliate; or

          (2) received compensation from the Company and Affiliates in excess of $80,000 (as adjusted under the Code).

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          With respect to the Plan Year, the term "Highly Compensated Employee"
also means any Employee who meets the requirements of paragraph (i) above during such Plan Year, and any former Employee who terminated prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.

          For the purposes of this Section, the term "compensation" shall mean the Employee's compensation for purposes of applying the Code Section 415 limitations, plus, to the extent otherwise excluded, the Employee's Elective Contributions and elective or salary reduction contributions pursuant to a cafeteria plan under Code Section 125, but subject to the limitation of Code
Section 401(a)(17).

          The identification of Highly Compensated Employees under this Section shall be made in accordance with the provisions of Section 414(q) of the Code and the Regulations thereunder.

     1.21. HOUR OF SERVICE means the sum of:

          (1) each hour for which an individual is directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of services;

          (2) each hour for which an individual is paid or entitled to payment directly or indirectly by the Company or an Affiliate on account of his or her absence due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, provided, however, that an individual shall be credited with no more than 501 Hours of Service in respect of any continuous period of absence; and

          (3) any additional hours for which back pay is awarded or agreed to by an Employer, irrespective of mitigation of damages, which additional hours will be credited to the period or periods to which the award or agreement pertains rather than the period in which the award, agreement or payment is made (limited to 501 hours for a period during which the individual did not or would not have performed duties).

          The provisions of Section 2530.200(b)-2 of the regulations issued by the Department of Labor are incorporated herein by reference for purposes of computing and crediting Hours of Service, provided that an Employee shall be credited with 190 Hours of Service for each month in which the Employee would be required to be credited with one Hour of Service thereunder. No Hours of Service will be taken into account in respect of a period described in Section 2500.200b-2(b)(3) of the Department of Labor regulations. If an individual incurs five consecutive Breaks in Service before having any vested interest in his or her Account attributable to Employer contributions, then his or her Hours of Service prior to the Break in Service will be disregarded for all purposes hereof relating to vesting and eligibility to participate in Employer contributions after the Break in Service.

     1.22. INVESTMENT FUND means any one or more of the separate investment funds designated by the Administrative Committee for investment of the assets of the Trust Fund (including, without limitation, each separate fund maintained by a registered investment company, if any, selected by the Administrative Committee).

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     1.23. INVITROGEN PLAN STOCK ACCOUNT means a Participant's Account established and maintained to hold Company Stock received as a result of the merger of the Invitrogen 401(k) Plan with and into the Plan.

     1.24. NON-HIGHLY COMPENSATED EMPLOYEE means an Employee who is eligible to participate in the Plan and who is not a Highly Compensated Employee.

     1.25. NORMAL RETIREMENT DATE means the date on which an Employee attains age 65.

     1.26. PARTICIPANT means an Employee participating in the Plan in accordance with the provisions hereof.

     1.27. PART-TIME EMPLOYEE means an Employee who is regularly-scheduled to work twenty (20) hours or less than twenty (20) hours per week), other than those part-time Employees who are credited with one thousand (1,000) Hours of Service in the twelve (12) consecutive month period measured from the date the part-time Employee completes his first Hour of Service or any Plan Year which begins after the date the part-time Employee completes his first Hour of Service.

     1.28. PAYSOP means the Life Technologies, Inc. Tax Credit Employee Stock Ownership Plan.

     1.29. PAYSOP ACCOUNT means a Participant's Account established and maintained to hold Company Stock received as a result of the merger of the PAYSOP with and into the Plan.

     1.30. PLAN means the plan as set forth herein and any amendments thereto, which is intended to be a profit-sharing plan.

     1.31. PLAN YEAR means each twelve-month period beginning January 1 and ending December 31.

     1.32. PRE-1985 CONTRIBUTIONS ACCOUNT means the Account which reflects a Participant's interest in the Trust Fund, if any, derived from Pre-1985 Contributions, which are contributions, exclusive of contributions to the PAYSOP, made in respect of Plan Years commencing before January 1, 1985.

     1.33. POST DOCTORAL FELLOW means an Employee who has recently completed a doctoral program and has been hired for a limited period of time, not to exceed two (2) years, in conjunction with a post doctoral research program of an institution of higher education.

     1.34. SUPPLEMENTAL MATCHING CONTRIBUTION means a supplemental Employer Matching Contribution, in accordance with Section 3.4 of the Plan.

     1.35. TELEPHONE RESPONSE SYSTEM means the telephone response system, if any, maintained by the Trustee, or an affiliate thereof, for purposes of the Plan and Trust and by means of which a Participant may make or provide certain elections, authorizations, directions, and instructions under the Plan and Trust. All elections, authorizations, directions, and instructions made by a Participant by means of the Telephone Response System shall be

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processed by the Trustee or its affiliates only after the identity of the
Participant is verified by use of a personal identification number furnished by the Trustee or its affiliate and shall be subject to and become effective in accordance with the rules of the Telephone Response System as prepared by the Trustee or its affiliates and in effect from time to time.

     1.36. TEMPORARY EMPLOYEE means an Employee who is performing services under an arrangement where the period of employment is expected to be 365 days or less.

     1.37. TRUST OR TRUST FUND or means the trust established and maintained to hold the assets of the Plan.

     1.38. TRUSTEE means the person or persons (including a corporation) appointed and acting as trustee of the Trust.

     1.39. VALUATION DATE means the last day of each calendar quarter and such other date or dates as the Administrative Committee (acting in its absolute discretion and in a nondiscriminatory manner) may determine for valuing any one or more of the Investment Funds or the Trust Fund.

     1.40. YEAR OF VESTING SERVICE means a Plan Year in which an individual is credited with at least 1,000 Hours of Service for the Company or an Affiliate, whether or not as an Employee, excluding Hours of Service before the individual reaches age 18. Service with Dexter Corporation, Life Technologies, Novex, and Research Genetics, Inc., prior to acquisition by the Company, will be counted as Years of Vesting Service.

                                    ARTICLE 2

                                  PARTICIPATION

     2.1. GENERAL PARTICIPATION REQUIREMENT. An Employee, except an Employee who is a Temporary Employee, Part-Time Employee or a Post Doctoral Fellow, is eligible to participate in the Plan on the later of (a) the day the Employee is first employed by an Employer, or (b) the date the Employee reaches age 21. Effective January 1, 2002, leased employees within the meaning of Section 414(n)(2) of the Code are eligible to participate in the Plan.

     2.2. RE-EMPLOYMENT RULES. A former Employee who was a Participant and who again becomes an Employee will again become a Participant on the date on which he or she again completes an Hour of Service as an Employee; provided, however, that, with respect to Employer contributions, a nonvested former Participant whose prior Hours of Service are permanently disregarded (under the definition of "Hour of Service") will be treated as a new Employee when he or she resumes employment and again completes an Hour of Service.

                                    ARTICLE 3

                                  CONTRIBUTIONS

     3.1. PARTICIPANTS' ELECTIVE CONTRIBUTIONS.

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          (a) SALARY REDUCTION ELECTION. Each Employee who is a Participant may
elect the percentage of his or her Compensation to be withheld by the Employer on a before-tax basis and contributed to the Trust as an Elective Contribution. The designated percentage must be at least 1% and may not be more than 15%. The total amount of a Participant's Elective Contributions for a calendar year may not exceed the limitation provided by Section 402(g)(1) of the Code.

          (b) CONTRIBUTION TO TRUST. The Employer will pay Elective Contributions to the Trustee as soon as practicable, but in any event within 15 days after they are withheld from Participants' pay. Each Participant's Elective Contributions will be credited to his or her Account in accordance with the provisions hereof.

          (c) PROCEDURAL RULES. Salary reduction elections must be made according to procedures established by the Administrative Committee, and such elections may be submitted, modified, revoked, or suspended at such times, and in accordance with such procedures, as may be prescribed or permitted by the Administrative Committee acting in a uniform and nondiscriminatory manner. A Participant's election will terminate when the Participant ceases to be an Employee, and a new withholding election must be filed if he or she wishes to resume Elective Contributions after again becoming an Employee.

     3.2. DISCRETIONARY QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS. For any Plan Year, an Employer, acting in its sole discretion, may contribute to the Trust for allocation to the Account(s) of one or more Non-Highly Compensated Employees an amount necessary to enable the Plan to satisfy Section 401(k)(3) of the Code for such Plan Year. Any such contributions will be treated as Elective Contributions for all purposes hereof except for the purpose of determining eligibility for, and the amount of any Employer Matching Contributions.

     3.3. EMPLOYER MATCHING CONTRIBUTIONS. The Employer shall make an Employer Matching Contribution equal to 50% of each Participant's Elective Contributions up to 6% of Compensation, for an aggregate Employer Matching Contribution not to exceed 3% of a Participant's Compensation for a Plan Year. Employer Matching Contributions shall be paid to the Trustee in cash and credited to Participants' accounts as of the end of each payroll period.

     3.4. SUPPLEMENTAL MATCHING CONTRIBUTION. For each Plan Year beginning on or after January 1, 1999, the Employer shall make a supplemental Employer Matching Contribution to each Participant who, for such Plan Year, has received Employer Matching Contributions under Section 3.3 in an amount that is less than 50% of his Elective Contributions and is also less than 3% of his Compensation. Each such Participant shall receive a Supplemental Matching Contribution in an amount equal to the difference between the lesser of (A) 50% of the Participant's Elective Contributions or (B) 3% of his Compensation and the amount of the Employer Matching Contributions allocated the Participant under Section 3.3.

     3.5. DISCRETIONARY EMPLOYER PROFIT SHARING CONTRIBUTIONS. In addition to any other contributions under the Plan, the Employer may declare and contribute to the Trust for each Plan Year a discretionary non-matching contribution in such amount (if at all) as the Employer, acting in its sole discretion, may determine. The Employer Profit Sharing Contribution for a Plan Year (if any) will be allocated as soon as practicable after the amount thereof is declared and paid to the Trustee among the Accounts of those Participants who are Employees on the last day of that Plan Year and who have completed at least 1,000 Hours of Service during the Plan Year in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

     3.6. FORFEITURES. If a Participant forfeits any part of his or her interest in the Trust, the amount of the forfeiture shall be applied to reduce Employer Matching Contributions or Profit Sharing Contributions, as directed by the Administrative Committee. Forfeitures remaining unallocated for the Plan Year after application of the preceding sentence shall be allocated as an additional Profit Sharing Contribution.

     3.7. VOLUNTARY AFTER-TAX CONTRIBUTIONS. No Participant after-tax contributions may be made or accepted under the Plan. After-tax contributions to the Dexter 401(k) Plan and Dexter ESPRIT Plan were permitted prior to December 31, 2001.

     3.8. TRANSFERS FROM OTHER PLANS. Subject to the provisions of applicable law, the Administrative Committee may permit assets of another plan that is qualified under Code Section 401(a) (a "qualified plan") including, without limitation, any other qualified plan maintained by the Company or an Affiliate, to be transferred to the Trust to be held and administered in accordance with the provisions hereof and of the Trust Agreement. The plan administrator and/or plan trustee of a transferor plan will furnish a breakdown of the assets being transferred so that those assets can be properly allocated to corresponding Accounts established hereunder. The Administrative Committee shall take such action as may be necessary or appropriate in order to separately account for the assets of a transferor plan, including, without limitation, the creation and maintenance of separate PAYSOP Accounts to reflect the Company Stock transferred for a Participant from the PAYSOP and to otherwise facilitate compliance with
Section 409 of the Code with respect to the holding and disposition of such stock. The accrued benefits of a transferor plan's participants and the optional forms of benefit available to those participants with respect to the transferred assets will be preserved hereunder to the extent required by the provisions of applicable law. If assets are transferred to the Trust from the trustee of a trust maintained under another plan and if a determination is subsequently made that the transferor plan is not qualified under Section 401(a) of the Code or that the asset transfer is otherwise not permissible, then the assets so transferred, together with earnings (or reduced by losses), will be returned and will be deemed to have been held by the Trustee in separate trust and not as part of the Trust Fund.

     3.9. ROLLOVER CONTRIBUTIONS. A Participant may rollover to the Plan all or part of his interest in another qualified plan or an Individual Retirement Account qualified under Code Section 408 ("IRA") that was used solely as a conduit for funds from another qualified plan, but only if all of the following requirements are met:

          (1) The amount is rolled over to the Plan no later than the sixtieth day after the distribution was made from the other plan or IRA;

          (2) The amount rolled over does not include any amounts contributed by the Participant on an after-tax basis;

          (3) The rollover is in the form of cash; and

          (4) The distribution is an "eligible rollover distribution," within the meaning of Code Section 402(c)(4), and the Participant executes a certification to this effect.

          The Plan may also accept the Participant's benefits from another qualified plan in the form of a "direct transfer," within the meaning of Code
Section 401(a)(31). The Plan shall account for a direct transfer in the same manner as a rollover and shall obtain a certification from the Participant that the amounts constitute an eligible rollover distribution.

          Amounts contributed pursuant to this Section may be segregated from other Plan assets. The Trustee shall separately account for gains and losses on these assets, and all amounts which the Trustee accepts shall, along with any earnings allocated to them, be fully vested at all times.

     3.10. DISTRIBUTION OF EXCESS DEFERRALS. If, on or before March 1 of any year, a Participant notifies the Administrative Committee that all or part of the Elective Contributions made for his or her benefit during the preceding taxable year represents an excess deferral within the meaning of Section 402(g) of the Code, then the Administrative Committee will cause the amount of such excess deferral to be distributed to the Participant by the April 15 following such notification.

     3.11. RETURN OF CONTRIBUTIONS. Unless otherwise expressly provided by the Board, each contribution to the Plan is conditioned on its deductibility under Code Section 404 for the year for which it is made. If a contribution by an Employer to the Trust is (a) made by reason of a good faith mistake of fact, or
(b) believed by the Employer to be deductible under Section 404 of the Code, but the deduction is disallowed, then the Administrative Committee shall direct the Trustee to return to the Contributing Employer the amount of the mistaken or nondeductible contribution. In no event may the return of an Employer contribution cause the value of a participant's interest in the Trust to be reduced to an amount which is less than the amount it would have been had the mistaken or nondeductible contribution not been made. The return of a contribution hereunder must be made within one year after the mistaken contribution is made or the deduction is disallowed, as the case may be.

     3.12. UNIFORMED SERVICE REEMPLOYMENT RIGHTS. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits, and service credit with respect to "qualified military service," which shall mean any services in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service, will be provided in accordance with Section 414(u) of the Code. In addition, loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code for Participants on a leave of absence for qualified military service."

     3.13. LIMITATIONS. Notwithstanding any provision of the Plan, contributions to the Plan shall not exceed any limitation set forth in Article 4.

                                    ARTICLE 4

                          LIMITATIONS ON CONTRIBUTIONS

     4.1. STATUTORY NONDISCRIMINATION REQUIREMENTS.

          (a) ELECTIVE CONTRIBUTIONS. Effective January 1, 1997, Elective Contributions for a Plan Year must satisfy either of the following tests:

               (1) the average of the individual ratios (expressed as percentages) of Elective Contributions to Compensation (the "deferral percentages") for the Plan Year for all Participants who are Highly Compensated Employees is not more than 125% of the average of the deferral percentages for the immediately preceding Plan Year of all Participants who are Non-Highly Compensated Employees; or

               (2) the average of the deferral percentages for all Participants who are Highly Compensated Employees is not more than twice the average of the deferral percentages for the immediately preceding Plan Year of all Participants who are Non-Highly Compensated Employees, and the average of the deferral percentages for all Participants who are Highly Compensated Employees does not exceed the average of the deferral percentages for the immediately preceding Plan Year of all Non-Highly Compensated Employees by more than 2 percentage points.

          Subject to the provisions of applicable law, the Administrative Committee may treat Employer Matching Contributions for a Plan Year as Elective Contributions if and to the extent such treatment would enable the Plan to satisfy the provisions of this Section for the Plan Year and solely for that purpose. However, for purposes of these tests, the deferral percentage of a Highly Compensated Employee for the Plan Year who is eligible to have Elective Contributions and Employer Contributions allocated to his account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or an Affiliate shall be determined as if such Elective Contributions and Employer Contributions were made under a single arrangement. In the event that this Plan satisfies (or must satisfy) the requirements of
Section 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section shall be applied by determining the deferral percentages of eligible Employees as if all such plans were a single plan.

          (b) EMPLOYER MATCHING CONTRIBUTIONS. Effective January 1, 1997, Employer Matching Contributions for a Plan Year must satisfy either of the following tests:

               (1) the average of the individual ratios (expressed as percentages) of the Employer Matching Contributions to Compensation (the "contribution percentages") for the Plan Year for all Participants who are Highly Compensated Employees is not more than 125% of the average of the contribution percentages for the immediately preceding Plan Year of all Participants who are Non-Highly Compensated Employees; or

               (2) the average of the contribution percentages for all Participants who are Highly Compensated Employees is not more than twice the average of the contribution percentages for the immediately preceding Plan Year of all Participants who are Non-Highly Compensated Employees, and the average of the contribution percentages for all Highly Compensated Employees does not exceed the average of the contribution percentages for the immediately preceding Plan Year of all Participants who are Non-Highly Compensated Employees by more than 2 percentage points.

          Subject to the provisions of applicable law, the Administrative Committee may treat Elective Contributions for a Plan Year as Employer Matching Contributions if and to the extent such treatment would enable the Plan to satisfy the provisions of this Section and solely for that purpose.

          (c) LIMIT ON MULTIPLE USE.

               (1) Effective January 1, 1997, notwithstanding the provisions of
Article 3 or the foregoing provisions of this Article, if, after the application of Subsections (a) and (b), the sum of the deferral percentages and the contribution percentages for the group of Employees who are eligible to participate in the Plan exceeds the aggregate limit (as defined in Subsection
(2) of this Section), then the contributions made for such Plan Year for Highly Compensated Employees will be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first in Elective Contributions (but only to the extent that they are not matched by Employer Matching Contributions) and then in Employer Matching Contributions. Reductions in contributions shall be made in the manner provided in Section 4.3 or 4.4 as applicable. The amount by which each such Highly Compensated Employee's contribution dollar amount is reduced shall be treated as an excess Elective Contribution or an excess Employer Matching Contribution as applicable. For the purposes of this Section, the deferral percentage and contribution percentage of the Highly Compensated Employees are determined after any reductions required to meet those tests under
Section 4.3 or 4.4. Notwithstanding the foregoing provisions of this Section, no reduction shall be required by this Subsection if either the deferral percentage of the Highly Compensated Employees for the current Plan Year does not exceed
1.25 multiplied by the deferral percentage of the non-Highly Compensated Employees for the preceding Plan Year, or the contribution percentage of the Highly Compensated Employees for the current Plan Year does not exceed 1.25 multiplied by the contribution percentage of the non-Highly Compensated Employees for the preceding Plan Year.

               (2) For purposes of this Section, the term "aggregate limit" means the sum of (a) 125% of the greater of the deferral percentage or the contribution percentage of the non-Highly Compensated Employees for the preceding Plan Year and (b) the lesser of (a) 200% of, or (b) two (2) plus, the lesser of such actual deferral percentage or contribution percentage. If it would result in a larger aggregate limit, the word "lesser" is substituted for the word "greater" in clause (a) of this Subsection, and the word "greater" is substituted for the word "lesser" the second place such word appears in clause
(b) of this Subsection.

     4.2. MODIFICATION OF CONTRIBUTION ELECTIONS. The Administrative Committee may modify a Participant's salary reduction election in order to enable the Plan to satisfy the limitations of applicable law with respect to Elective Contributions and Employer Matching

Contributions, including the limitations prescribed by Sections 401(k)(3), 401(m), 402(g)(1) and 415 of the Code. The modification of a Participant's election may not result in increased Elective Contributions for the Participant without his or her consent.

     4.3. EXCESS ELECTIVE CONTRIBUTIONS. In the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, as soon as practicable, but in no event later than the last day of the following Plan Year, such excess contributions (and any income allocable thereto) shall be distributed to the Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each such Employee. For the purposes of this Subsection, the term "excess contributions" shall mean, for any Plan Year, the excess of (a) the aggregate amount of Elective Contributions actually paid to the Trust on behalf of Highly Compensated Employees for such Plan Year over (b) the maximum amount of such Elective Contributions permitted for such Plan Year under Section 4.1, determined by reducing Elective Contributions made on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the highest dollar amount of Elective Contributions.

          Employer Matching Contributions made with respect to a Participant's excess Elective Contributions (and any income allocable thereto) shall be forfeited and applied as provided in Section 3.6. However, notwithstanding the foregoing, any excess Elective Contributions to be distributed hereunder shall be reduced by any excess deferrals previously distributed under Section 3.7.

     4.4. EXCESS EMPLOYER MATCHING CONTRIBUTIONS. Effective January 1, 1997, in the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, as soon as practicable, but in no event later than the last day of the following Plan Year, such excess contributions (and any income allocable thereto) shall be forfeited (if forfeitable) and applied as provided in Section 3.6 or (if not forfeitable) shall be distributed to the Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each such Employee. For the purposes of this Subsection, the term "excess aggregate contributions" shall mean, for any Plan Year, the excess (a) of the aggregate amount of the Employer Matching Contributions actually paid to the Trust by or on behalf of Highly Compensated Employees for such Plan Year over (b) the maximum amount of such Employer Matching Contributions permitted for such Plan Year under Section 4.1, determined by reducing Employer Matching Contributions made by or on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the highest dollar amount of Employer Matching Contributions.

     4.5. OTHER LIMITATIONS ON CONTRIBUTIONS AND BENEFITS. The annual addition to a Participant's Accounts for any limitation year, when added to the annual additions to his or her accounts under all other defined contribution plans (if any) maintained by the Company or an Affiliate for such year, may not exceed the limitations imposed under Code Section 415, the provisions of which are incorporated by reference. For the purposes of applying Section 415 of the Code, the limitation year will be the calendar year.

                                    ARTICLE 5

                          ACCOUNTS AND INVESTMENT FUNDS

     5.1. MAINTENANCE OF ACCOUNTS. The Administrative Committee will establish and maintain separate Accounts for each Participant to reflect the Participant's interest in the Trust attributable to Elective Contributions (including qualified nonelective contributions), Employer Matching Contributions, Employer Profit Sharing Contributions, After-Tax Contributions, Pre-1985 Contributions, Company Stock, Rollover Contributions, and amounts transferred from the PAYSOP or another qualified plan in a transaction described in Section 414(l) of the Code or otherwise, as well as such other Accounts or sub-Accounts as the Administrative Committee deems necessary or desirable in order to carry out the intent and purposes of the Plan or to comply with applicable law. Each Participant's Accounts will be credited, charged and adjusted in accordance with the provisions hereof.

     5.2. ADJUSTMENT OF ACCOUNTS. As of each Valuation Date with respect to an Investment Fund or the Trust Fund, as the case may be, each Participant's Accounts will be adjusted to reflect changes in the value of the Participant's interest in the Investment Fund or the Trust Fund since the last Valuation Date. Unless the Administrative Committee, acting in a uniform and equitable manner, determines otherwise, such adjustment shall be made as follows:

          (1) the value of each Account will be adjusted as of the preceding Valuation Date to reflect distributions, transfers made thereto and withdrawals made therefrom since that Valuation Date;

          (2) each Account will be adjusted to reflect its proportionate share (based upon the adjusted Account values as of the preceding Valuation Date) of the net increase or decrease in the fair market value of the Investment Fund or Trust Fund since the last Valuation Date; and

          (3) as of each Valuation Date, each Participant's Accounts will be credited with the contributions (and transfers) made for or on behalf of the Participant as of the last day of, or for the period ending on, such Valuation Date.

     The fair market value of the Trust Fund or any Investment Fund will be determined with regard to expenses incurred by or equitably charged to such Fund.

     5.3. ESTABLISHMENT OF INVESTMENT FUNDS. The Trust Fund will be segregated into such separate Investment Funds as shall be established at the direction of the Administrative Committee, including, without limitation, one or more fixed income funds (designed to preserve or minimize loss of capital and to generate income) and one or more general investment funds (designed to generate income and/or capital appreciation primarily through investment in equity securities). Amounts contributed or accepted pursuant to the Plan will be invested and reinvested in the separate Investment Funds in accordance with the Participants' and Beneficiaries' elections. Neither the Employer nor any Plan fiduciary shall be liable for any losses which are the direct and necessary result of investment instructions given by such Participants or Beneficiaries.

     5.4. INVESTMENT DIRECTIONS. Each Participant and Beneficiary will direct the investment and reinvestment of the amounts in and/or subsequently contributed or transferred to his or her Accounts among the available Investment Funds, provided that shares of Company Stock allocated to an Account may be sold, but not reacquired. Investment (and re-investment) directions may be given at least once during any calendar quarter and in such manner, at such times and subject to such conditions as may be prescribed by the Administrative Committee (or its designee). In the absence of a properly-transmitted investment direction, the amounts in and/or subsequently contributed to a Participant's (or Beneficiary's) Accounts will be invested in a fixed income Investment Fund designated for this purpose by the Administrative Committee.

     5.5. COMPANY STOCK ACCOUNTS. Notwithstanding anything to the contrary contained herein, Company Stock Accounts established for Participants will remain segregated for the benefit of the Participants for whom such Accounts were established and will not be invested as part of the balance of the Trust Fund, but only to the extent that the Participant or Beneficiary continues to invest the Account in Company Stock.

                                    ARTICLE 6

                  ELIGIBILITY FOR AND DISTRIBUTION OF BENEFITS

     6.1. NORMAL RETIREMENT OR TOTAL DISABILITY. A Participant who retires at or after age 65 or a Disabled Participant will be entitled to receive 100% of his or her Accounts determined as of the Valuation Date coincident with or next preceding the date of distribution (and adjusted for contributions and withdrawals since that Valuation Date). Subject to the provisions hereof and of applicable law, distribution of the Participant's Accounts will be made as soon as practicable after his or her retirement or termination of employment. A retired or Disabled Participant's Accounts will continue to be invested as part of the Trust Fund and will continue to be adjusted in accordance with the provisions hereof until the distribution thereof is completed.

     6.2. OTHER TERMINATION OF EMPLOYMENT. A Participant who separates from the service of the Company and its Affiliates for any reason (other than death or total disability) prior to age 65 will be entitled to receive the sum of (a) 100% of his or her Accounts attributable to Elective Contributions and transfers from another qualified plan, plus (b) the vested portion of his or her Accounts attributable to Employer Matching Contributions and Employer Profit Sharing Contributions as of the Valuation Date coincident with or immediately preceding the distribution date (adjusted for contributions and withdrawals since that Valuation Date). Unless specified otherwise in an Appendix attached hereto, a Participant's interest in his Matching and Profit Sharing Contributions shall become 100% vested upon completion of five (5) Years of Vesting Service and before then shall be unvested. A Participant also shall be 100% vested if he is terminated as the result of the closing of his Employer's business operations in a geographic area and is not immediately reemployed by the Employer. Subject to the provisions hereof and of applicable law, the distribution of a terminated Participant's vested Accounts will be made as of a Valuation Date elected by the Participant subsequent to his or her date of termination. A terminated Participant's vested Accounts will continue to be invested as part of the Trust Fund and will continue to be adjusted in accordance with the provisions hereof until the distribution of the Accounts is completed.

     6.3. FORFEITURES. If a Participant's service is severed before he is 100% vested, then the nonvested portion of the Participant's Account will be forfeited as soon as practicable after the vested portion of the Participant's Account is distributed (or, if earlier, the date the Participant incurs five consecutive Breaks in Service). If the vested balance of a Participant's Account is zero when the Participant terminates employment, the Participant will be deemed to have received a distribution of his vested balance in such Account. Forfeitures (and earnings thereon) will be applied toward Employer Contributions in accordance with the provisions hereof. If a former Participant who received the vested portion of his or her Account because of a termination of employment is later re-employed by an Employer before incurring five consecutive Breaks in Service, then the Employer will restore the amount of the forfeiture attributable to such termination of employment. The source of the restoration will be other forfeitures and, to the extent necessary, additional Employer contributions. Restoration of a prior forfeiture will be credited to the Participant's Account as soon as practicable after it is paid or otherwise made available to the Plan.

     6.4. METHOD AND TIMING OF PAYMENT. Except as otherwise provided herein or required by applicable law, distribution of a Participant's Accounts will be made in the form of a single sum payment. To the extent required by applicable law, in the case of a Participant's Account attributable to a transfer from another qualified plan, the Administrative Committee will make available such optional payment methods and shall comply with such election and other administrative procedures as may be necessary in order to comply with the provisions of applicable law, including, without limitation, Sections 401(a)(11), 401(a)(17) and 411(d)(6) of the Code and regulations thereunder. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under
Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that (1) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

     6.5. REQUIRED COMMENCEMENT OF BENEFITS. Unless a Participant elects an earlier distribution after his or her termination of employment, payment of his or her vested Accounts will be made at or as soon as practicable as of the Valuation Date coincident with or next following the Participant's Normal Retirement Date, or, if later, the date of the Participant's termination of employment with the Company and its Affiliates (but in no event later than the 60th day of the year following the year in which such date occurs). Notwithstanding the preceding, however, payment of a Participant's Accounts must begin at such times and in such amounts as necessary to satisfy the requirements of Section 401(a)(9) of the Code and regulations thereunder, the provisions of which are hereby incorporated by reference, but only to the extent they would require modifying any other provision of the Plan.

     6.6. CASHOUT OF SMALL BENEFITS. Notwithstanding anything to the contrary contained herein, effective January 1, 1997, if the value of a Participant's (or deceased Participant's) vested Accounts is less than $5,000, and the value has never exceeded this amount at the time of a prior distribution, then the total amount of those Accounts will be distributed to the Participant (or Beneficiary) in a single sum payment as soon as practicable after the Participant's termination of employment or death.

     6.7. DEATH.

          (a) DISTRIBUTION OF ACCOUNTS. If a Participant dies before the complete distribution of his or her Accounts, then the deceased Participant's Beneficiary will be entitled to receive a single sum payment of the balance in those Accounts determined as of the Valuation Date coincident with or next preceding the date of distribution (and adjusted for contributions and withdrawals since that Valuation Date). Subject to the provisions hereof and of applicable law, the distribution of a deceased Participant's Accounts will be made as soon as practicable after the deceased Participant's death (but in no event later than one year thereafter). A deceased Participant's Accounts will continue to be invested as part of the Trust Fund and will continue to be adjusted in accordance with the provisions hereof until the distribution of those Accounts is completed.

          (b) DESIGNATION OF BENEFICIARY. Except as provided in Subsection (c) of this Section, an individual may designate a Beneficiary by notice filed with the Administrative Committee and may change his or her Beneficiary at any time by designating a new Beneficiary in the same manner, and no notice need be given to any prior designated Beneficiary. If no designated Beneficiary shall survive a deceased Participant or Beneficiary, then payment of the deceased Participant's Accounts will be made to the deceased Participant's estate. Upon a legal separation or dissolution of the marriage of a Participant, any designation of the Participant's former spouse as a Beneficiary, except as explicitly provided in a qualified domestic relations order, shall be treated as though the Participant's former spouse had predeceased the Participant unless, subsequent to the divorce or legal separation, the Participant executes another Beneficiary designation that complies with the Plan and that clearly names such former spouse as a Beneficiary.

          (c) SPOUSE MUST BE BENEFICIARY OF DECEASED MARRIED PARTICIPANT. The surviving spouse of a deceased married Participant will be the Participant's Beneficiary unless the surviving spouse has consented to the designation of another Beneficiary. The spouse's consent must be in writing and must acknowledge the effect of the Participant's designation, and the spouse's signature must be witnessed by a notary public or an appropriate Plan official. Spousal consent to a different Beneficiary designation will not be required if
(1) the Participant's spouse cannot be located, (2) the spouse's consent cannot be obtained because of any other circumstances permitted by applicable law, or
(3) the Participant's spouse has not been married to the Participant throughout the one-year period ending on the earlier of the date of the Participant's death or the date on which distribution of the Participant's Accounts begins.

     6.8. ROLLOVER RIGHTS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For the purposes of this Section, the following terms shall have the following meanings:

          (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and, effective January 1, 1999, any hardship distribution described in Code section 401(k)(2)(B)(i)(IV).

          (2) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     6.9. DISTRIBUTIONS UPON CORPORATE TRANSACTIONS. Effective January 1, 1997, but subject to the provisions of applicable law, a distribution may be made to affected Participants in the event that (i) an Employer that is a corporation disposes of all or substantially all of the assets used by the Employer in a trade or business to a person other than an Affiliate, but only if the Participant continues employment with the acquiring employer; or (ii) a Employer that is a corporation disposes of its interest in a subsidiary to a person other than an Affiliate, but only if the Participant continues employment with the subsidiary. An event will not be treated as described in clause (i) or (ii) above unless the Employer continues to maintain the Plan after the disposition and the acquirer does not maintain a Plan deemed a "successor" of the Plan. Furthermore, distribution must be made in the form of a "lump sum distribution," within the meaning of Code section 401(k)(10)(B).

                                    ARTICLE 7

                                   WITHDRAWALS

     7.1. IN-SERVICE WITHDRAWALS. A Disabled Participant or a Participant who has attained age 59 1/2 may withdraw all or part of the vested portion of his Account. Unless specified otherwise in an Appendix attached hereto, prior to the earlier of the date a Participant attains age 59 1/2, becomes a Disabled Participant, or separates from the service of the Company and all of its Affiliates, a Participant may not make withdrawals from his Account, including any rollover contributions held under the Plan, except in the case of "hardship," as provided under section 7.2. The amount of an in-service hardship withdrawal is limited to the lesser of (1) the balance in the Participant's Account attributable to such Elective Contributions, exclusive of any earnings credited thereon for periods after January 1, 1989, determined as of the Valuation Date coincident with or immediately preceding the withdrawal, and (2) the amount by which the Participant's Elective Contributions under the Plan, exceeds the amount (if any) of prior withdrawals of his or her Elective Contributions. If the amount in a Participant's Account is invested in more than one Investment Fund, then withdrawals from the Account will be allocated among the applicable Investment Funds in accordance with an order of priority established by the Administrative Committee. Except as otherwise required or permitted by the provisions hereof and of applicable law, no in-service hardship withdrawals may be made from a Participant's Account attributable to sources other than the Participant's Elective Contributions.

     7.2. HARDSHIP WITHDRAWALS.

          (a) GENERAL. Except as otherwise provided in this Section, a Participant may make a hardship withdrawal only if the withdrawal (1) is made on account of an immediate and heavy financial need (as described in Subsection (b) below), and (2) is necessary to satisfy such financial need (as determined under Subsection (c) below).

          (b) IMMEDIATE AND HEAVY FINANCIAL NEED. For purposes of Subsection (a) of this Section, a proposed withdrawal will be deemed to be on account of an immediate and heavy financial need only if the proceeds will be used to pay (1) medical expenses of the Participant or of the Participant's spouse or dependents; (2) costs (exclusive of mortgage payments) directly related to the purchase of the Participant's principal residence; (3) tuition and related education fees for the next twelve months of post-secondary education for the Participant or for the spouse, children or other dependents of the Participant;
(4) amounts required to prevent the eviction of the Participant from, or the foreclosure of a mortgage on, the Participant's principal residence; or (5) such additional expenses as may be specified by the Internal Revenue Service as a deemed immediate and heavy financial need for this purpose.

          (c) AMOUNTS NECESSARY TO MEET THE FINANCIAL NEED. A withdrawal will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (1) the amount of the withdrawal is not more than the amount of the immediate and heavy financial need, which amount may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal; and (2) the Participant has obtained all loans, distributions and withdrawals (other than hardship withdrawals) available under the Plan and any other plan maintained by the Company or an Affiliate.

          (d) SUSPENSION OF FUTURE ELECTIVE CONTRIBUTIONS. If a Participant withdraws Elective Contributions on account of an immediate and heavy financial need, then, notwithstanding any other provision to the contrary contained in the Plan or in any other plan maintained by the Employer or an Affiliate, (1) the Participant's Elective Contributions (pre-tax and after-tax) under the Plan and under any such other plan will be suspended until the first day of the calendar quarter next following the date which is twelve months after the date of the withdrawal, and (2) the Participant's elective pre-tax deferral limitation under
Section 402(g)(1) of the Code for the taxable year following the year of the withdrawal will be reduced by the amount, if any, of the Participant's Elective Contributions under the Plan (and elective pre-tax deferrals under any other plan maintained by the Employer or an Affiliate) during the year in which the withdrawal is made.

     7.3. WITHDRAWAL REQUESTS. Requests for in-service withdrawals must be filed with the Administrative Committee on forms prescribed or approved for that purpose. Withdrawal amounts will be paid to a Participant as soon as practicable after a properly completed withdrawal request is received and approved by the Administrative Committee. A Participant may request only one in-service withdrawal during any six-month period, provided that hardship withdrawals are not subject to this limitation.

                                    ARTICLE 8

                              LOANS TO PARTICIPANTS

     8.1. APPLICATION FOR LOANS. The Administrative Committee shall establish a uniform and nondiscriminatory program that meets the requirements of this Article (the "Loan Program") for directing the Trustee to make a loan from the Plan to an Employee who is a Participant or a party-in-interest (as defined in Section 3(14) of ERISA) having distribution of his Accounts deferred. In establishing the requirements for eligibility under the Loan Program, the Administrative Committee may consider only those factors which would be considered in a normal commercial setting by an entity in the business of making similar types of loans. A Participant shall utilize the Telephone Response System to apply for a loan, and a representative of the Plan at the entity maintaining the Telephone Response System shall approve any application that satisfies the requirements of the Loan Program. Any loan so approved will be disbursed as soon as practicable following the date of application. Any loan applied for by means of the Telephone Response System shall be deemed made on the effective date of the application under the rules of the Telephone Response System.

          The loan application fee then in effect shall be charged to and paid from the Participant's Account and the Investment Funds in which it is invested as soon as practicable after the loan has been made in the same manner as the loan is charged as hereinafter provided, and any loan maintenance fees shall be charged in a similar manner. The loan application fee and any loan maintenance fees shall be determined by the Administrative Committee from time to time on a uniform and non-discriminatory basis without regard to the amount of the loan requested and shall be non-refundable. Any costs incurred at the request of a Participant in respect of the manner in which the loan proceeds are to be disbursed shall be paid by the Participant.

          All loans will be charged pro rata to the Investment Fund(s) in which the Participant's Account(s) are invested. In the event a loan is applied for, but the Participant cancels the application for the loan before the loan is disbursed, any funds in the Participant's Accounts that had been obtained by liquidating investments in the Investment Funds in order to make the loan shall be reinvested in the Investment Funds as soon as practicable in accordance with the Participant's most recent investment election with respect to contributions under Article V.

     8.2. LIMITATIONS ON LOANS. No more than one loan to a Participant shall be outstanding at any time. No loan under the Plan shall be in an amount that is less than $1,000 or that exceeds the lesser of (A) the balance of the Participant's Elective Contributions, or (B) $15,000, or in the case of a loan used for the purchase of a primary residence, $50,000. Furthermore, no loan to any Participant shall exceed (when added to the outstanding loan balances of such Participant under the Plan and all other qualified plans of the Company and its Affiliates) the lesser of:

          (1) $50,000 (reduced by the excess, if any, of the sum of the highest outstanding balances of all loans made to the Participant under the Plan and any other qualified plans of the Company or its Affiliates, including accrued interest thereon, during the one-year period ending on the day before the date on which the loan is made over the outstanding balance of loans from such plans to the Participant on the date the loan is made), or

          (2) 50% of the sum of the vested balance in his Accounts and the vested account balances in all other qualified plans of the Company and its Affiliates as of the Valuation Date coinciding with the effective date of his loan application.

          Finally, in no event shall any loan under the Plan to a Participant (when added to the outstanding loan balances of the Participant under the Plan) exceed 50% of the vested balance in his Accounts as of the Valuation Date coinciding with the effective date of his loan application.

     8.3. INTEREST ON LOANS. The Trustee shall establish the interest rate to apply for the term of all loans. The interest rate for any loan shall be commensurate with the interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances, as determined by the Trustee.

     8.4. REPAYMENT OF LOANS. Except in the case of a Disabled Participant or an Employee who is on an authorized leave of absence, the loan and interest thereon shall be repaid in equal installments, payable on the first day of each payroll period, which period shall not exceed one month (commencing as soon as practicable following the month in which the loan is disbursed), over a period which shall not exceed:

          (1) 15 years, where the proceeds of the loan are to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant, or

          (2) five years for all other loans.

          Each installment shall be paid by regular payroll deductions by the Company from the compensation of the Participant or, in the case of a Disabled Participant or an Employee who is on an authorized leave of absence, by such other method as the Administrative Committee shall prescribe. The Company shall deposit with the Trustee the sums so deducted or paid.

          Any loan under the Plan may be prepaid without penalty on the first day of any month. Partial prepayments shall not be permitted.

          Amounts received by the Trust Fund as a payment of interest on a loan shall be added to the Participant's Account(s) and allocated to available Investment Funds in accordance with the Participant's most recent investment election with respect to contributions under Article 5. Amounts received by the Trust Fund as a repayment of a loan to a Participant shall be subtracted from the fund established under the Plan to maintain the loan (the "Participant Loan Fund") and allocated to available Investment Funds in accordance with the Participant's most recent investment election with respect to contributions under Article 5.

     8.5. SECURITY FOR LOANS. Each loan to a Participant shall be evidenced by a note, payable to the order of the Trustee, for the amount of the loan including interest thereon. Each loan shall be secured by a pledge of the borrower's Accounts considered an investment in the Participant Loan Fund, which pledge shall give the Trustee a security interest in all of the Participant's then existing and thereafter acquired rights in his Accounts. By accepting the loan, the Participant automatically assigns, as security for the loan, such rights in his Accounts. In the event the Participant's employment with the Company and its Affiliates is terminated for any reason prior to the repayment of the loan, the unpaid balance plus accrued interest thereon shall be deducted from the amount of his Account balance to which he is otherwise entitled.

                                    ARTICLE 9

                              TOP HEAVY PROVISIONS

     9.1. EFFECT OF TOP HEAVY STATUS. Notwithstanding anything contained herein to the contrary, if the Plan is a top heavy plan for any Plan Year, and if any Participant who is a non-key employee does not accrue the minimum benefit or contribution described in Section 416(c)(1) or (c)(2) of the Code for that Plan Year under this Plan and any other defined benefit and defined contribution plan which is required or permitted to be aggregated with the Plan for purpose of applying Section 416 of the Code, then the Company shall make such additional contributions, if any, on behalf of such Participant (regardless of whether such Participant completes 1,000 Hours of Service for such Year and regardless of his or her level of Compensation) as shall be necessary in order to satisfy the minimum contribution requirements of Section 416(c)(2) of the Code (determined with regard to Section 416(f) of the Code) with respect to such Participant for such Plan Year. The minimum contribution will not be required (or the minimum contribution will be reduced, as the case may be) for a Participant if and to the extent that the minimum top heavy contribution or benefit requirement is satisfied by another qualified plan of the Employer or an Affiliate.

     9.2. DEFINITIONS AND SPECIAL RULES.

          (a) TOP HEAVY STATUS. The Plan is a top heavy plan if, as of the determination date, the aggregate Account values of all key employees under the Plan (required to be taken into account for this purpose) plus the aggregate account values and the aggregate present values of accrued benefits for all key employees under all other plans which are aggregated with this Plan (required to be taken into account for this purpose) exceed sixty percent of all such aggregate values for all Employees or former employees (other than former key employees) under the Plan and such other plans. The determination of the top heavy status of the Plan will be made in accordance with the provisions of
Section 416 of the Code and the regulations promulgated thereunder which are specifically incorporated herein by reference.

          (b) AGGREGATION OF PLANS. Each plan of the Employer or an Affiliate in which a key employee participates and each other plan which enables such plan to meet the requirements of Section 401(a)(4) or Section 410(b) of the Code will be aggregated with this Plan, and all additional plans which the Company designates will be aggregated with this Plan if and to the extent that the resulting group of plans satisfies the coverage and nondiscrimination tests of Sections 401(a)(4) and 410 of the Code.

          (c) DETERMINATION DATE. For purposes of determining whether the Plan is a top heavy plan for a Plan Year, the determination date is the last day of the preceding Plan Year.

          (d) KEY EMPLOYEE. The term "key employee" means a key employee described in Section 416(i)(1) of the Code, and the term "non-key employee" means any Employee who is not a key Employee.

                                   ARTICLE 10

                             ADMINISTRATION OF PLAN

     10.1. ORGANIZATION OF ADMINISTRATIVE COMMITTEE AND PROCEDURAL MATTERS. The Plan will be administered by an Administrative Committee composed of those employees of the Company holding the following positions or their equivalent after the Merger Date: Chief Financial Officer, Director, Compensation and Organizational Development, and Vice President of Human Resources. Effective December 6, 2001, the Administrative Committee will be composed of those employees of the Company holding the following positions or their equivalent:
(i) Vice President, Finance, (ii) Director, Compensation and Benefits, and (iii) Contracts Attorney. However, the Board, in its discretion, may replace any such member with another individual or may add additional members. Each member of the Administrative Committee shall serve as such without compensation. Action by the Administrative Committee may be taken by a vote of a majority of its members then serving or in a writing without a meeting signed by all of its members. Unless the Board appoints officers, the Administrative Committee may designate one of its members as the Chairman and shall elect a Secretary who may but need not be a member of the Administrative Committee. No member of the Administrative Committee shall participate in the determination of any of his or her rights or benefits under the Plan.

     10.2. POWERS OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall be the administrator of the Plan, within the meaning of ERISA Section 3(16)(A), and shall have sole and absolute discretion (a) to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), (b) to make factual findings with respect to any issue arising under the Plan, (c) to determine the rights and status under the Plan of Participants and other persons, (d) to decide dispute arising under the Plan and to make determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In exercising any of its discretionary powers with respect to the administration of the Plan, the Administrative Committee will act in a uniform and non-discriminatory manner. The Administrative Committee will have all powers which are reasonably necessary to carry out its responsibilities under the Plan. The decision of the Administrative Committee as to any disputed question (including factual questions) arising hereunder, including questions of construction, interpretation and administration, eligibility to participate, and right to benefit, shall be final and conclusive on all persons, subject only to the Plan's claims procedure set forth in this Article. All disbursements by the Trustee, except for reasonable expenses of administering the trust assets, shall be made upon and in accordance with the instructions of the Administrative Committee. Except as otherwise specifically provided herein, the Administrative Committee shall have no power, authority or responsibility with respect to the management, investment or control of Trust assets.

     10.3. OPERATION OF ADMINISTRATIVE COMMITTEE. The Administrative Committee may adopt such rules and regulations as it deems necessary or appropriate for the conduct of its affairs. The Administrative Committee may appoint from among its members such subcommittees with such powers as it shall determine and may employ such accountants, actuaries, counsel, administrators and other agents (clerical and otherwise) and services as it deems necessary or desirable in connection with the performance of its functions hereunder and in order to carry out the provisions of the Plan. Decisions and directions of the Administrative Committee may be communicated to the Trustee, a Participant, a Beneficiary, the Company or any other person who is to receive such decision or direction by a document signed by any one or more members of the Administrative Committee (or persons other than members) so authorized, and such decision or direction of the Administrative Committee may be relied upon by its recipient as being the decision or direction of the Administrative Committee.

     10.4. RESIGNATION OR REMOVAL. Any member of the Administrative Committee may resign by giving written notice to the Board not less than 30 days before the effective date of his or her resignation. Any member of the Administrative Committee may be removed, with or without cause, at any time by the Board. The Board shall fill vacancies as soon as is reasonably practicable after a vacancy occurs and, until a new appointment is made, the remaining members shall have the full authority to act.

     10.5. RECORDS AND REPORTS. The Administrative Committee shall keep records of its proceedings and acts and shall keep or cause to be kept all such books of account, records and other data as may be necessary in connection with the performance of its functions hereunder.

     10.6. EXPENSES. All expenses incurred in connection with the administration of the Plan and the Trust Fund, including, without limitation, fees of accountants, actuaries, counsel, investment managers and other agents, and other costs of administering the Plan and the Trust Fund, shall be paid by the Trustee out of the Trust Fund, unless paid by the Company or Invitrogen in its discretion.

     10.7. INDEMNIFICATION. The Company or Invitrogen shall indemnify each member of the Administrative Committee, each member of the Board, and any of its (or an Affiliate's) employees to whom a fiduciary responsibility with respect to the Plan is allocated or delegated from and against all liabilities, costs and expenses, including counsel fees, amounts paid in settlement and amounts of judgments, fines or penalties, incurred or imposed upon such person in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, arising by reason of or in connection with acts or omissions in his or her capacity as a fiduciary hereunder, unless it is established by the order of a court of competent jurisdiction that such act or omission is the result of gross negligence or fraud.

     10.8. CLAIM FOR BENEFITS. A disputed claim for benefits under the Plan may be made to the Administrative Committee or its designee in writing. If the claim contains insufficient information, then the claimant will be given notice of additional material or information necessary to perfect the claim, and the claim will be deemed filed when such additional information is received. Within 60 days after a claim is received, the claimant will be notified whether the claim is granted or denied in whole or in part. If the claim is denied in whole or in part, the written notification will set forth, in a manner calculated to be understood by the claimant, (a) the specific reason or reasons for the denial;
(b) specific reference to pertinent provisions of the Plan on which the denial is based; and (3) an explanation of the Plan's claim review procedure. Failure to give notification pursuant to this Section within 60 days after receipt of the claim will be deemed a denial of the claim for the purpose of proceeding to the review stage.

     10.9. REVIEW OF DENIED CLAIMS. If a claim is denied in whole or in part, then within 60 days after written notification of the denial (or after the claim is deemed denied), the claimant may file with the Administrative Committee a written request for a review of the claim. A claimant who timely files a request for review of his or her claim may review pertinent documents and may submit a written statement in support of the claim. If the claimant so requests in a timely-filed application for review, the Administrative Committee will schedule a conference with the claimant (and/or an authorized representative). Such conference will be held at the offices of the Company within 60 days after the Administrative Committee receives the claimant's written request for review. The Administrative Committee will communicate its decision in writing to the claimant within 60 days after the written request for review is filed or within 30 days after the conference, whichever is later, setting forth in a manner calculated to be understood by the claimant the specific reasons for its decision and the pertinent provisions of the Plan on which the decision is based.

     10.10. LOST PARTICIPANTS. If the Administrative Committee cannot locate any person to or for the benefit of whom payments are to be made, the Committee may, within a reasonable time after payments are to commence and prior to the date the benefit would be subject to any applicable escheat laws, direct that the amount be forfeited and used to reduce Employer Matching Contributions. Upon such forfeiture, the Plan shall have no further liability to such individual, except that, in the event such person later notifies the Committee of his whereabouts and requests the payment due to him under the Plan, the amount so forfeited shall be paid to him as otherwise provided under the Plan. Such restoration shall be made from forfeitures or, if such forfeitures are insufficient, from a special contribution by the Employer.

                                   ARTICLE 11

                                   TRUST FUND

     11.1. GENERAL. The Trust corpus will consist of all payments to the Trustee as provided herein, together with the net income or loss (including capital items) produced by the investments of the Trust or the sale of any such investments, which will be added to or deducted from the Trust. The Trust assets will be held, administered and invested in the manner provided in the agreement pursuant to which the Trust is governed.

     11.2. NO DIVERSION. All assets of the Trust will be owned by the Trustee. Except as otherwise provided herein, no part of the Trust assets may be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

     11.3. BENEFITS PROVIDED SOLELY BY TRUST FUND. All benefits payable under the Plan will be paid or provided solely from the Trust assets, and neither the Company nor any participating Employer nor any Affiliate assumes or shall have liability or responsibility therefor.

     11.4. EMPLOYER SECURITIES. Notwithstanding anything herein to the contrary, no part of the Trust assets may be invested in securities of the Company or an Affiliate unless such securities constitute qualifying employer securities within the meaning of Section 407(d)(5) of ERISA, and no part of the Trust assets may be invested in real property which is leased to the Company or an Affiliate unless such real property constitutes qualifying employer real property within the meaning of Section 407(d)(4) of ERISA. The Trustee or investment manager, as the case may be, may invest up to 100% of the Plan's assets in qualifying employer securities and/or qualifying employer real property, provided that any such investment is deemed advisable and proper in carrying out the purposes of the Plan and the Trust, and provided further that such investment would not constitute a prohibited transaction or be otherwise impermissible under applicable law.

     11.5. APPOINTMENT OF INVESTMENT MANAGER. The Administrative Committee may appoint one or more investment managers to manage any assets of the Plan, including all or part of the assets of any Investment Fund. As used herein, the term "investment manager" means any person or entity who: (a) has power to manage, acquire or dispose of any assets of the Plan; (b) is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, as defined in that Act, or (3) an insurance company qualified under the laws of more than one state to perform services described in (a) above; and (c) has acknowledged in a writing delivered to the Administrative Committee and the Trustee that he is a fiduciary with respect to the Plan. The investment manager(s) will have such powers and responsibilities as may be conferred under the Trust Agreement and the investment management agreement.

                                   ARTICLE 12

                           AMENDMENTS AND TERMINATION

     12.1. INVITROGEN MAY AMEND PLAN. Invitrogen reserves the right, by action of the Board, at any time or from time to time, to modify or amend this Plan in whole or in part. An amendment which does not add materially to the cost of maintaining the Plan or affect Participants' rights under the Plan in a material way may be adopted by action of the Administrative Committee. No amendment will:

          (1) vest in an Employer an interest in the Trust Fund;

          (2) cause or permit the Trust Fund to be diverted to any purpose other than the exclusive benefit of Participants and Beneficiaries;

          (3) decrease the Account of any Participant or eliminate an optional form of benefit, except as permitted by applicable law;

          (4) increase substantially the duties or liabilities of the Trustee or the members of the Administrative Committee without its or their written consent; or

          (5) change the vesting schedule to one which would result in the nonforfeitable percentage of a Participant's Account (determined as of the later of the date of adoption of the amendment or the effective date of the amendment) being less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, each Participant with at least three years of Service may elect to have his or her nonforfeitable percentage computed without regard to the amendment. The election must be made by the latest of the following dates: (i) 60 days after the amendment is adopted, (ii) 60 days after the amendment becomes effective, or (iii) 60 days after the Participant is issued notice of the amendment.

     12.2. WITHDRAWAL OF PARTICIPATING EMPLOYER. An Employer may withdraw from the Plan and the Trust Fund by giving written notice to the Administrative Committee of its intent to withdraw. The Administrative Committee will then determine the portion of the Trust Fund attributable to the Participants employed by the withdrawing Employer and will notify the Trustee to segregate those assets and transfer them to the successor trustee or trustees when it receives a designation of the successor from the withdrawing Employer. A withdrawal will not terminate the Plan with respect to the withdrawing Employer if the Employer appoints a successor trustee or trustees and establishes another plan and trust intended to qualify under Section 401(a) of the Code.

     12.3. TERMINATION. The Board may terminate the Plan with respect to any or all Employers. Any Employer (by action of its board of directors) may terminate the Plan with respect to itself. If there is a partial or total termination of the Plan, or there is a complete discontinuance of an Employer's Contributions, all affected Participants will immediately become 100% vested in their Accounts.

     12.4. DISTRIBUTIONS UPON TERMINATION. Subject to the provisions of applicable law (or the provisions of a Plan amendment adopted in connection with a Plan termination), distribution of a Participant's Accounts as a result of the termination of the Plan is permitted only if: (a) the balance of the Accounts does not exceed $5,000, or (b) the balance exceeds $5,000 and either (i) the Participant consents to the distribution or (ii) neither the Employer nor any Affiliate maintains another defined contribution plan. However if the Employer or an Affiliate maintains another defined contribution plan, then, even though the Participant's Accounts cannot be distributed without his or her consent, the Accounts may be transferred to the other defined contribution plan to be held for the Participant's benefit. Except to the extent required by applicable law, all distributions in respect of the termination of the Plan will be in the form of single sum payments.

     12.5. STATUTORY MERGER/CONSOLIDATION RULE. In the case of any merger or consolidation of the Plan with, or any transfer of assets or liabilities of the Plan to, any other plan, the benefit which each Participant would be entitled to receive immediately after the merger, consolidation or transfer (if the Plan then terminates) shall be equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (as if the Plan had then terminated).

                                   ARTICLE 13

                          ADOPTION OF PLAN BY AFFILIATE

     13.1. ADOPTION PROCEDURE. Any Affiliate may become an Employer under the Plan, provided that (i) the Board approves the adoption of the Plan by the Affiliate; (ii) the Affiliate adopts the Plan and Trust together with all amendments then in effect by appropriate resolutions of its board; and (iii) the Affiliate by appropriate resolutions of its board of directors agrees to be bound by any other terms and conditions which may be required by the Board, provided that such terms and conditions are not inconsistent with the purposes of the Plan.

     13.2. EFFECT OF ADOPTION BY AFFILIATE. An Affiliate that adopts the Plan pursuant to this Article will be deemed to be an Employer for all purposes hereunder, unless otherwise specified in the resolutions of the Board designating the Affiliate as an Employer. In addition, the Board may provide, in its discretion and by appropriate resolutions, that the Employees of the Affiliate will receive credit for their employment with the Affiliate prior to the date it became an Affiliate for purposes of determining either or both the eligibility of such Employees to participate in the Plan and the vested interest of such Employees in their Account balances, provided that such credit will be applied in a uniform and nondiscriminatory manner with respect to all such Employees.

                                   ARTICLE 14

                                  MISCELLANEOUS

     14.1. NO RIGHTS CONFERRED. Nothing herein will be deemed to give any individual any right to be retained in the employ of the Company or an Affiliate or any other rights in the future other than as herein specifically set forth. Except as otherwise specifically required herein or by law, no Participant, Beneficiary or other person will be entitled to inspect the books, records, reports, financial statements or tax returns of the Company.

     14.2. BENEFITS LIMITED TO TRUST FUND. No person will have any right or interest in the Trust other than as provided herein. Any final payment or distribution to a Participant or Beneficiary will be in full satisfaction of all claims against the Trust, the Trustee, the Administrative Committee, the Company, an Affiliate, the Board and any fiduciary of the Plan or Trust. The Trustee or the Administrative Committee may require a Participant or Beneficiary to execute a receipt and a general release of any and all such claims upon a final payment or distribution, or a receipt and/or release to the extent of any partial payment or distribution.

     14.3. SPENDTHRIFT PROVISION. Except to the extent required by law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, encumber, or charge the same shall be void. No such benefit shall be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to those benefits. The Administrative Committee will establish such procedures as may be necessary or appropriate in order to comply with the provisions of ERISA and the Code in connection with domestic relations orders issued with respect to a Participant's Accounts. If an order so provides, payment of the interest of an alternate payee (as defined in Section 414(p) of the Code) may be made in a single sum as soon as practicable after the Administrative Committee determines that the order constitutes a qualified domestic relations order.

     14.4. PAYMENT TO MINORS OR INCOMPETENTS. If any person to whom a benefit is payable hereunder is an infant or if the Administrative Committee determines that any person to whom such benefit is payable is incompetent by reason of a physical or mental disability, the Administrative Committee may cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrative Committee or the Trustee to see to the application of such payments.

     14.5. HEADINGS. The headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     14.6. SEVERABILITY. If any provision of the Plan or the application of such provision to any person or circumstance is held invalid, the remainder of the Plan (and the application of such provision to any person or circumstance other than the person or circumstance to which it is held invalid) will not be affected thereby.

     14.7. USE OF ELECTRONIC MEDIA. Notwithstanding any provision of the Plan to the contrary, including any provision which requires the use of a written instrument, to the extent permitted by applicable law, the Administrative Committee may establish procedures for the use of electronic media in communications and transactions between the Plan or the Administrative Committee and Participants and Beneficiaries. Electronic media may include, but are not limited to, e-mail, the Internet, Intranet systems and automated telephonic response systems.

     14.8. CONVERSION. Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Administrative Committee, the Administrative Committee may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant's right to change his contribution election, a Participant's right to change his investment election and a Participant's right to borrow or withdraw from his Account or obtain a distribution for his Account.

     14.9. CONSTRUCTION. The provisions of the Plan will be construed, regulated and administered according to the provisions of ERISA, the Code and to the extent not inconsistent therewith or preempted thereby, in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, pursuant to resolutions adopted by the Board, the Company has executed this amendment and restatement of the Plan this ______ day of _________________, 2001, but effective as provided above.

                                             INVITROGEN CORPORATION

                                             By:
                                                 -------------------------------

                                             Date:
                                                   ----------------------------

                                   APPENDIX A
                                AMENDMENT TO THE
                         INVITROGEN 401(k) SAVINGS PLAN

This Appendix A (i) brings the Invitrogen 401(k) Savings Plan (the "Invitrogen 401(k) Plan") into compliance with the relevant provisions of the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97"), the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA"), and the Community Renewal Tax Relief Act of 2000 ("CRA"), (ii) reflects protected benefits in accordance with Code Section 411(d)(6); and (iii) specifies the form of payments available with respect to distributions after December 31, 2001. The Invitrogen 401(k) Plan is hereby amended as follows:

FIRST:    Effective December 12, 1994, the Invitrogen 401(k) Plan is amended to provide the following, pursuant to the requirements of USERRA:

"So long as the Uniformed Services Employment and Reemployment Rights Act of 1994 ('USERRA'), or any similar law, shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in USERRA from time to time in force, shall, for all purposes of the Invitrogen 401(k) Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Invitrogen 401(k) Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee applies for reemployment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided pursuant to USERRA, or any similar law from time to time in force. Notwithstanding any provision of the Invitrogen 401(k) Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u)."

SECOND:   Effective for Plan Years beginning after December 31, 1994, the maximum annual addition that may be contributed or allocated to a participant's account under the Invitrogen 401(k) Plan for any limitation year shall not exceed the lesser of:

     (a)  $30,000 (as may be adjusted by Code Section 415(d)), or

     (b) twenty-five percent (25%) of the participant's compensation for the limitation year (as defined in Code Section 415(c)(3)).

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or 419A(d)(2).

THIRD:    Effective for Plan Years beginning after December 31, 1996, the definition of Highly Compensated Employee is amended as follows to comply with the provisions of Code Section 414(q), as revised by SBJPA.

"Highly Compensated Employee shall mean: (a) a Highly Compensated Former Employee of the Employer as well as (b) a Highly Compensated Current Employee.

The term Highly Compensated Current Employee shall mean any Employee who:

     1. was a five percent (5%) owner at any time during the year or the preceding year, or

     2.   For the preceding year:

          a. had Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (indexed at such time and in such manner as the Secretary of the Treasury may provide), and

          b. if the Employer elects the application of this clause for such preceding year, was in the top-paid group of Employees (i.e., was among the top twenty percent (20%) of Employees in Compensation) for such preceding year.

     For purposes of determining whether an Employee is a Highly Compensated Employee for the Plan Year beginning in 1997, these changes are to be treated as having been in effect for the Plan Year beginning in 1996.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Code Section 414(q) and the regulations issued thereunder.

     A former employee shall be treated as a Highly Compensated Former Employee if such employee was a Highly Compensated Employee when he or she separated from service or was a Highly Compensated Employee at any time after attaining age fifty-five (55)."

FOURTH:   Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Invitrogen 401(k) Plan with respect to family aggregation are amended to comply with the provisions of Code Sections 414(q)(6), 401(a)(17)(A) and 404(l), as revised by SBJPA.

FIFTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Invitrogen 401(k) Plan with respect to determination of average deferral percentage ("ADP") and average contribution percentage ("ACP") test data are amended to comply with the provisions of Code Sections 401(k)(3)(A) and 401(m)(2)(A), as revised by SBJPA.

SIXTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Invitrogen 401(k) Plan with respect to distribution of Excess Contributions and Excess Aggregate Contributions in the event of a failed ADP or ACP test are amended to comply with the provisions of Code Sections 401(k)(8) and 401(m)(6), as revised by SBJPA.

SEVENTH: Effective for Plan Years beginning after December 31, 1996, the definition of Leased Employees is amended, as follows, to comply with the provisions of Code Section 414(n)(2)(C), as revised by SBJPA. The definition set forth herein does not effect any relationship, with respect to this issue, that has been determined by the Internal Revenue Service prior to enactment of the SBJPA.

     "Leased Employee shall mean any person, other than an Employee of the Employer, who pursuant to an agreement between the Employer and any other person ('Leasing Organization') has performed services for the Employer (as defined in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year and such services are performed under primary direction or control by the recipient."

EIGHTH:   Effective for Plan Years beginning after December 31, 1996, the
Required Beginning Date as defined in the Invitrogen 401(k) Plan for distributions to non-Five Percent (5%) Owners shall be the first April 1 following the later of (a) the year in which the employee attains age seventy and one half (70 1/2) and (b) the year in which the employee retires, in accordance with Code Section 401(a)(9)(C), as amended by SBJPA.

NINTH:    Effective for any distribution made during the period beginning with the start of the first Plan Year after August 5, 1997 and ending prior to March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Effective for distributions made on or after March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Notwithstanding the foregoing, if a Participant has begun to receive a distribution pursuant to an optional form of benefit under which at least one (1) scheduled periodic distribution is still payable, and if the value of the Participant's vested Account balance exceeded Five Thousand Dollars ($5,000) at the time of the first distribution under that optional form of benefit, then the remaining value of the Participant's vested Account balance may not be distributed without the written consent of the Participant, or if the Participant is deceased, the Participant's Spouse.

TENTH:    Effective for Plan Years beginning after December 31, 1997, for purposes of determining the Code Section 415 annual limitation on contributions to a Participant's account under the Invitrogen 401(k) Plan, "Compensation" shall include any amount that would have been paid to the Participant but for elections under Code Section 125, 401(k) or 457.

ELEVENTH: Effective as of January 1, 2000, eligible direct rollover distributions under the Invitrogen 401(k) Plan shall not include any salary deferral contributions distributed as a result of a hardship distribution under the Invitrogen 401(k) Plan, pursuant to the requirements of RRA.

TWELFTH: Effective for Limitation Years beginning after December 31, 1999, the applicable provisions of the Invitrogen 401(k) Plan with respect to the defined contribution/defined benefit fraction are amended to comply Code Section 415(e), as revised by SBJPA.

THIRTEENTH:    As provided in Notice 2001-37, for limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in section 3.2.1 of the Benefit Equity Regional Prototype Defined Contribution Plan and Trust ("Prototype Plan Document"), compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4). This amendment shall also apply to the definition of compensation for purposes of section 1.2.10 of the Prototype Plan Document and Section C of Part II of the Adoption Agreement for Plan Years beginning on and after January 1, 2001.

FOURTEENTH:    A Participant in the Invitrogen 401(k) Plan whose accrued benefit in such plan was transferred to the Plan will be considered to be disabled if he has a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve
(12) months and which renders him incapable of performing his duties. All determinations in connection with the permanence and degree of such disability will be made by the Administrative Committee in a uniform, nondiscriminatory manner on the basis of medical evidence.

FIFTEETH: Effective for distributions after December 31, 2001, the form of distribution will be a lump sum payment, and an annuity form of payment will not be an available form of payment.

SIXTEENTH:     Any other provisions of the Invitrogen 401(k) Plan required to be amended pursuant to GATT, USERRA, SBJPA, TRA '97, RRA, and CRA are hereby amended as necessary amended as necessary.

                                   APPENDIX B
                                AMENDMENT TO THE
                           DEXTER 401(k) SAVINGS PLAN

This Appendix B (i) brings the Dexter 401(k) Savings Plan (the "Dexter 401(k) Plan") into compliance with the relevant provisions of the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97"), the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA"), and the Community Renewal Tax Relief Act of 2000 ("CRA"), and (ii) reflects protected benefits in accordance with Code Section 411(d)(6), and (iii) specifies the form of payment available with respect to distributions after December 31, 2001. The Dexter 401(k) Plan is hereby amended as follows:

FIRST:    Effective December 12, 1994, the Dexter 401(k) Plan is amended to provide the following, pursuant to the requirements of USERRA:

"So long as the Uniformed Services Employment and Reemployment Rights Act of 1994 ('USERRA'), or any similar law, shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in USERRA from time to time in force, shall, for all purposes of the Dexter 401(k) Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Dexter 401(k) Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee applies for reemployment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided pursuant to USERRA, or any similar law from time to time in force. Notwithstanding any provision of the Dexter 401(k) Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u)."

SECOND:   Effective for Plan Years beginning after December 31, 1994, the maximum annual addition that may be contributed or allocated to a participant's account under the Dexter 401(k) Plan for any limitation year shall not exceed the lesser of:

     (a)  $30,000 (as may be adjusted by Code Section 415(d)), or

     (b) twenty-five percent (25%) of the participant's compensation for the limitation year (as defined in Code Section 415(c)(3)).

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or 419A(d)(2).

THIRD:    Effective for Plan Years beginning after December 31, 1996, the definition of Highly Compensated Employee is amended as follows to comply with the provisions of Code Section 414(q), as revised by SBJPA.

     "Highly Compensated Employee shall mean: (a) a Highly Compensated Former Employee of the Employer as well as (b) a Highly Compensated Current Employee.

     The term Highly Compensated Current Employee shall mean any Employee who:

          1. was a five percent (5%) owner at any time during the year or the preceding year, or

          2.   For the preceding year:

               a. had Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (indexed at such time and in such manner as the Secretary of the Treasury may provide), and

               b. if the Employer elects the application of this clause for such preceding year, was in the top-paid group of Employees (i.e., was among the top twenty percent (20%) of Employees in Compensation) for such preceding year.

     For purposes of determining whether an Employee is a Highly Compensated Employee for the Plan Year beginning in 1997, these changes are to be treated as having been in effect for the Dexter 401(k) Plan Year beginning in 1996.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Code Section 414(q) and the regulations issued thereunder.

     A former employee shall be treated as a Highly Compensated Former Employee if such employee was a Highly Compensated Employee when he or she separated from service or was a Highly Compensated Employee at any time after attaining age fifty-five (55)."

FOURTH:   Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter 401(k) Plan with respect to family aggregation are amended to comply with the provisions of Code Sections 414(q)(6), 401(a)(17)(A) and 404(l), as revised by SBJPA.

FIFTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter 401(k) Plan with respect to determination of average deferral percentage ("ADP") and average contribution percentage ("ACP") test data are amended to comply with the provisions of Code Sections 401(k)(3)(A) and 401(m)(2)(A), as revised by SBJPA.

SIXTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter 401(k) Plan with respect to distribution of Excess Contributions and

Excess Aggregate Contributions in the event of a failed ADP or ACP test are amended to comply with the provisions of Code Sections 401(k)(8) and 401(m)(6), as revised by SBJPA.

SEVENTH: Effective for Plan Years beginning after December 31, 1996, the definition of Leased Employees is amended, as follows, to comply with the provisions of Code Section 414(n)(2)(C), as revised by SBJPA. The definition set forth herein does not effect any relationship, with respect to this issue, that has been determined by the Internal Revenue Service prior to enactment of the SBJPA.

     "Leased Employee shall mean any person, other than an Employee of the Employer, who pursuant to an agreement between the Employer and any other person ('Leasing Organization') has performed services for the Employer (as defined in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year and such services are performed under primary direction or control by the recipient."

EIGHTH:   Effective for Plan Years beginning after December 31, 1996, the
Required Beginning Date as defined in the Dexter 401(k) Plan for distributions to non-Five Percent (5%) Owners shall be the first April 1 following the later of (a) the year in which the employee attains age seventy and one half (70 1/2) and (b) the year in which the employee retires, in accordance with Code Section 401(a)(9)(C), as amended by SBJPA.

NINTH:    Effective for any distribution made during the period beginning with the start of the first Plan Year after August 5, 1997 and ending prior to March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Effective for distributions made on or after March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Notwithstanding the foregoing, if a Participant has begun to receive a distribution pursuant to an optional form of benefit under which at least one (1) scheduled periodic distribution is still payable, and if the value of the Participant's vested Account balance exceeded Five Thousand Dollars ($5,000) at the time of the first distribution under that optional form of benefit, then the remaining value of the Participant's vested Account balance may not be distributed without the written consent of the Participant, or if the Participant is deceased, the Participant's Spouse.

TENTH:    Effective for Plan Years beginning after December 31, 1997, for purposes of determining the Code Section 415 annual limitation on contributions to a Participant's account under the Dexter 401(k) Plan, "Compensation" shall include any amount that would have been paid to the Participant but for elections under Code Section 125, 401(k) or 457.

ELEVENTH: Effective as of January 1, 2000, eligible direct rollover distributions under the Dexter 401(k) Plan shall not include any salary deferral contributions distributed as a result of a hardship distribution under the Dexter 401(k) Plan, pursuant to the requirements of RRA.

TWELFTH: Effective for Limitation Years beginning after December 31, 1999, the applicable provisions of the Dexter 401(k) Plan with respect to the defined contribution/defined benefit fraction are amended to comply Code Section 415(e), as revised by SBJPA.

THIRTEENTH:    As provided in Notice 2001-37, for limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in section 3.9 of the Dexter 401(k) Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4). This amendment shall also apply to the definition of compensation for purposes of section 1.12 of the Dexter 401(k) Plan for Plan Years beginning on and after January 1, 2001.

FOURTEENTH:    A Participant in the Dexter 401(k) Plan whose accrued benefit in such plan was transferred to this Plan will be considered disabled if he has incurred a condition which the Company, in its sole discretion, determines has incapacitated the Participant from satisfactorily performing his usual services for the Company during the foreseeable future. Such determination will be made by the Company as soon as practicable.

FIFTEENTH: Matching Contributions allocated to the Account of a Participant in the Dexter 401(k) Plan prior to the Plan Year beginning January 1, 2002, will vest according to the following schedule:

       Years of Vesting Service           Nonforfeitable Percentage
       ------------------------           -------------------------
                1                                   25%
                2                                   50%
                3 or more                           75%

Such Matching Contributions also will be 100% vested upon termination of the Participant's employment from the "Company" for any reason other than "Cause" during the one-year period beginning on the date of a "Change of Control."

          "Cause" shall mean that the Participant has committed: (i) an intentional act of fraud, embezzlement or theft in connection with such Participant's duties or in the course of his or her employment with the Company;
(ii) intentional wrongful damage to property of the Company; or (iii) intentional wrongful disclosure of secret processes or confidential information of the Company; provided that such act is materially harmful to the Company. For purposes of this vesting provision, no act on the part of the Participant shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done by the Participant not in good faith and without reasonable believe that such action was in the best interest of the Company.

          A "Change in Control" shall mean the occurrence of any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 19% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock (a "Subsidiary"), or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination as defined below that complies with clauses (A), (B) and (C) or subsection
(iii), below; or

               (ii) Individuals who, as of December 1, 1999, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a Director subsequent to December 1, 1999, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

               (iii) Consummation of a reorganization, merger or consolidation, a sale or other disposition of all or substantially all of the assets of the Company, or other transaction (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than two-thirds of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 19% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

               (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of subsection iii, above.

          "Company" shall mean Invitrogen Corporation.

SIXTEENTH:     A Participant in the Dexter 401(k) Plan whose accrued benefit in such plan was transferred to this Plan may apply to the Administrative Committee for permission to withdraw part or all of the Participant's after-tax contributions as of the Valuation Date next following such application. Such application shall be made in accordance with rules determined by the Administrative Committee, and distribution shall be made a soon as practicable after the application is granted.

SEVENTEENTH:   Any other provisions of the Dexter 401(k) Plan required to be amended pursuant to GATT, USERRA, SBJPA, TRA `97, RRA, and CRA are hereby amended as necessary amended as necessary.

                                   APPENDIX C
                                AMENDMENT TO THE
          EMPLOYEES' SAVINGS AND PROFIT SHARING RETIREMENT INCOME TRUST
                  OF DEXTER CORPORATION AND DEXTER CORPORATION
                         NONWOVEN MATERIALS-PLAN PORTION

This Appendix C (i) brings the Employees' Savings and Profit Sharing Retirement Income Trust of Dexter Corporation and Dexter Corporation Nonwoven Materials-Plan (the "Dexter ESPRIT Plan") into compliance with the relevant provisions of the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97"), the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA"), and the Community Renewal Tax Relief Act of 2000 ("CRA"), (ii) reflects the protected benefits in accordance with Code Section 411(d)(6); and (iii) specifies the form of payment available with respect to distributions after December 31, 2001. The Dexter ESPRIT Plan is hereby amended, effective as of the date required under GATT, USERRA, SBJPA, TRA '97, RRA, and CRA as follows:

FIRST:    Effective December 12, 1994, the Dexter ESPRIT Plan is amended to provide the following, pursuant to the requirements of USERRA:

"So long as the Uniformed Services Employment and Reemployment Rights Act of 1994 ('USERRA'), or any similar law, shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in USERRA from time to time in force, shall, for all purposes of the Dexter ESPRIT Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Dexter ESPRIT Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee applies for reemployment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided pursuant to USERRA, or any similar law from time to time in force. Notwithstanding any provision of the Dexter ESPRIT Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u)."

SECOND:   Effective for Plan Years beginning after December 31, 1994, the maximum annual addition that may be contributed or allocated to a participant's account under the Dexter ESPRIT Plan for any limitation year shall not exceed the lesser of:

     (a)  $30,000 (as may be adjusted by Code Section 415(d)), or

     (b) twenty-five percent (25%) of the participant's compensation for the limitation year (as defined in Code Section 415(c)(3)).

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or 419A(d)(2).

THIRD: Effective for Plan Years beginning after December 31, 1996, the definition of Highly Compensated Employee is amended as follows to comply with the provisions of Code Section 414(q), as revised by SBJPA.

     "Highly Compensated Employee shall mean: (a) a Highly Compensated Former Employee of the Employer as well as (b) a Highly Compensated Current Employee.

     The term Highly Compensated Current Employee shall mean any Employee who:

          1. was a five percent (5%) owner at any time during the year or the preceding year, or

          2.   For the preceding year:

               a. had Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (indexed at such time and in such manner as the Secretary of the Treasury may provide), and

               b. if the Employer elects the application of this clause for such preceding year, was in the top-paid group of Employees (i.e., was among the top twenty percent (20%) of Employees in Compensation) for such preceding year.

     For purposes of determining whether an Employee is a Highly Compensated Employee for the Plan Year beginning in 1997, these changes are to be treated as having been in effect for the Plan Year beginning in 1996.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Code Section 414(q) and the regulations issued thereunder.

     A former employee shall be treated as a Highly Compensated Former Employee if such employee was a Highly Compensated Employee when he or she separated from service or was a Highly Compensated Employee at any time after attaining age fifty-five (55)."

FOURTH:   Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter ESPRIT Plan with respect to family aggregation are amended to comply with the provisions of Code Sections 414(q)(6), 401(a)(17)(A) and 404(l), as revised by SBJPA.

FIFTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter ESPRIT Plan with respect to determination of average deferral percentage ("ADP") and average contribution percentage ("ACP") test data are amended to comply with the provisions of Code Sections 401(k)(3)(A) and 401(m)(2)(A), as revised by SBJPA.

SIXTH:    Effective for Plan Years beginning after December 31, 1996, the applicable provisions of the Dexter ESPRIT Plan with respect to distribution of Excess Contributions and Excess Aggregate Contributions in the event of a failed ADP or ACP test are amended to comply with the provisions of Code Sections 401(k)(8) and 401(m)(6), as revised by SBJPA.

SEVENTH: Effective for Plan Years beginning after December 31, 1996, the definition of Leased Employees is amended, as follows, to comply with the provisions of Code Section 414(n)(2)(C), as revised by SBJPA. The definition set forth herein does not effect any relationship, with respect to this issue, that has been determined by the Internal Revenue Service prior to enactment of the SBJPA.

     "Leased Employee shall mean any person, other than an Employee of the Employer, who pursuant to an agreement between the Employer and any other person ('Leasing Organization') has performed services for the Employer (as defined in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year and such services are performed under primary direction or control by the recipient."

EIGHTH:   Effective for Plan Years beginning after December 31, 1996, the
Required Beginning Date as defined in the Dexter ESPRIT Plan for distributions to non-Five Percent (5%) Owners shall be the first April 1 following the later of (a) the year in which the employee attains age seventy and one half (70 1/2) and (b) the year in which the employee retires, in accordance with Code Section 401(a)(9)(C), as amended by SBJPA.

NINTH:    Effective for any distribution made during the period beginning with the start of the first Plan Year after August 5, 1997 and ending prior to March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Effective for distributions made on or after March 22, 1999:

     A. if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

     B. if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant or, if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

     Notwithstanding the foregoing, if a Participant has begun to receive a distribution pursuant to an optional form of benefit under which at least one (1) scheduled periodic distribution is still payable, and if the value of the Participant's vested Account balance exceeded Five Thousand Dollars ($5,000) at the time of the first distribution under that optional form of benefit, then the remaining value of the Participant's vested Account balance may not be distributed without the written consent of the Participant, or if the Participant is deceased, the Participant's Spouse.

TENTH:    Effective for Plan Years beginning after December 31, 1997, for purposes of determining the Code Section 415 annual limitation on contributions to a Participant's account under the Dexter ESPRIT Plan, "Compensation" shall include any amount that would have been paid to the Participant but for elections under Code Section 125, 401(k) or 457.

ELEVENTH: Effective as of January 1, 2000, eligible direct rollover distributions under the Dexter ESPRIT Plan shall not include any salary deferral contributions distributed as a result of a hardship distribution under the Dexter ESPRIT Plan, pursuant to the requirements of RRA.

TWELFTH: Effective for Limitation Years beginning after December 31, 1999, the applicable provisions of the Dexter ESPRIT Plan with respect to the defined contribution/defined benefit fraction are amended to comply Code Section 415(e), as revised by SBJPA.

THIRTEENTH:    As provided in Notice 2001-37, for limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in section 3.10 of the Dexter ESPRIT Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4). This amendment shall also apply to the definition of compensation for purposes of section 1.10 of the Dexter ESPRIT Plan for Plan Years beginning on and after January 1, 2001.

FOURTEENTH:    A Participant in the Dexter ESPRIT Plan will be considered to be disabled if he has a physical or mental disability which a physician acceptable to the Company has certified to the Company and which: (i) prevents the person so disabled from performing his or her duties as an Employee; and (ii) is likely to be permanent.

FIFTEENTH:     The Profit Sharing Contributions allocated to the Account of a
Participant in the Dexter ESPRIT Plan, prior to the Plan Year beginning January 1, 2002, who has an Hour of Service under this Plan in a Plan Year beginning after December 31, 2001, will vest according to the following vesting schedule:

           Years of Vesting Service           Nonforfeitable Percentage
           ------------------------           -------------------------
                    2                                       25%
                    3                                       50%
                    4                                       75%
                    5                                      100%

Such Profit Sharing Contribution also will be 100% vested upon termination of the Participant's employment from the "Company" for any reason other than "Cause" during the one-year period beginning on the date of a "Change of Control."

          "Cause" shall mean that the Participant has committed: (i) an intentional act of fraud, embezzlement or theft in connection with such Participant's duties or in the course of his or her employment with the Company;
(ii) intentional wrongful damage to property of the Company; or (iii) intentional wrongful disclosure of secret processes or confidential information of the Company; provided that such act is materially harmful to the Company. For purposes of this vesting provision, no act on the part of the Participant shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done by the Participant not in good faith and without reasonable believe that such action was in the best interest of the Company.

          A "Change in Control" shall mean the occurrence of any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 19% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock (a "Subsidiary"), or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination as defined below that complies with clauses (A), (B) and (C) or subsection
(iii), below; or

               (ii) Individuals who, as of December 1, 1999, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a Director subsequent to December 1, 1999, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

               (iii) Consummation of a reorganization, merger or consolidation, a sale or other disposition of all or substantially all of the assets of the Company, or other transaction (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than two-thirds of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 19% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

               (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of subsection iii, above.

          "Company" shall mean Invitrogen Corporation.

SIXTEENTH:     A Participant in the Dexter ESPRIT Plan whose accrued benefit in such plan was transferred to the Plan may, in accordance with rules determined by the Administrative Committee, request the Administrative Committee to distribute any sum of his after-tax contributions.

SEVENTEENTH:   Effective for distributions after December 31, 2001, the form of distribution will be a lump sum payment, and an annuity and installments will not be available forms of payment.

EIGHTEENTH:    Any other provisions of the Dexter ESPRIT Plan required to be amended pursuant to GATT, USERRA, SBJPA, TRA '97, RRA, and CRA are hereby amended as necessary amended as necessary.

                                   APPENDIX D
                             EGTRRA PLAN AMENDMENTS

SECTION 1. LIMITATIONS ON CONTRIBUTIONS

     1. Effective date. This section shall be effective for limitation years beginning after December 31, 2001.

     2. Maximum annual addition. Except to the extent permitted under section 8 of this amendment and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

          (a)  $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

          (b) 100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year. The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

SECTION 2. INCREASE IN COMPENSATION LIMIT

The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

SECTION 3. MODIFICATION OF TOP-HEAVY RULES

     1. Effective date. This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article 9 of the plan.

     2.   Determination of top-heavy status.

          2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

          2.2 Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

               2.2.1 Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

               2.2.2 Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

     3. Minimum benefits.

          3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

SECTION 4. VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

     1. Applicability. This section shall apply to participants with accrued benefits derived from employer matching contributions who completes an hour of service under the plan in a plan year beginning after December 31, 2001.

     2. Vesting schedule. Except as otherwise specified, a participant's accrued benefit derived from employer matching contributions shall vest according the following schedule:

          Years of Vesting Service        Nonforfeitable Percentage
          ------------------------        -------------------------
                     2                                25%
                     3                                50%
                     4                                75%
                     5                                100%

SECTION 5. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

     1. Effective date. This section shall apply to distributions made after December 31, 2001.

     2. Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in section 6.8 of the plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

     3. Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions in section 6.8 of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

     4. Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in section 6.8 of the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

SECTION 6. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

     1. Applicability and effective date. This section shall apply to distributions made after December 31, 2001.

     2. Rollovers disregarded in determining value of account balance for involuntary distributions. If elected by the employer in the adoption agreement, for purposes of section 6.6 of the plan, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, the plan shall immediately distribute the participant's entire nonforfeitable account balance.

SECTION 7. ELECTIVE DEFERRALS -- CONTRIBUTION LIMITATION

No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under section 8 of this amendment and section 414(v) of the Code, if applicable.

SECTION 8. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified in the provisions of the plan relating to suspension of elective deferrals that were in effect prior to this amendment.